Earnings Release and Supplemental Information Unaudited Fourth Quarter 2012

Copyright © 2013 Prologis
Supplemental 4Q 2012
Table of Contents
Overview
Press Release 1
Highlights
Company Profile 4
Company Performance 5
Financial Information
Consolidated Balance Sheets
6
Consolidated Statements of Operations 7
Reconciliation of Net Earnings (Loss) to FFO 8
EBITDA Reconciliation 9
Pro-rata Information 10
Operations Overview
Operating Portfolio 12
Operating Metrics 15
Customer Information 16
Capital Deployment
Building Dispositions and Contributions 17
Third Party Building Acquisitions 18
Development Starts 19
Development Portfolio 21
Land Portfolio 22
Private Capital
Detail Information 24
Operating and Balance Sheet Information 25
Capitalization
Debt and Equity Summary 26
Debt Covenants and Other Metrics 27
Assets Under Management 28
Net Asset Value
Components 29
Notes and Definitions 31
Prologis Park
Dallas,
TX, United States
Prologis Park Zama
1,
Zama, Japan
Milton Keynes Marston
Gate,
Bedfordshire, United Kingdom
Cover: Prologis Park Isle d'Abeau Distribution Center, France

Copyright © 2013 Prologis

Prologis, Inc. Announces Fourth Quarter 2012 Earnings Results
- Record 40.5 million square feet of leasing in Q4; 145 million in 2012 -
- Occupancy increases to 94.0 percent at year end -
- $1.3 billion in contributions and dispositions in Q4; $2.7 billion in 2012 -
- Ahead of schedule on 10 Quarter Strategic Plan -
SAN FRANCISCO (Feb. 6, 2013) – Prologis, Inc. (NYSE: PLD), the leading global owner, operator and developer of industrial real estate, today reported results for the fourth quarter and full year 2012.
Core funds from operations (Core FFO) per fully diluted share was $0.42 for the fourth quarter 2012 compared to $0.44 for the same period in 2011. Core
FFO per fully diluted share for full year 2012 was $1.74 compared to $1.58 for full year 2011.
Net loss per fully diluted share was $0.50 for the fourth quarter 2012 compared to a net loss of $0.10 for the same period in 2011. Net loss per share was
$0.18 for the full year 2012 compared to a net loss of $0.51 for the same period in 2011. The net loss for the quarter and year was principally due to impairment charges and losses on the early extinguishment of debt which were partially offset by gains on acquisitions and dispositions of real estate.
“This marks the first full year as a combined company and Prologis delivered very strong results,” said Hamid Moghadam, chairman and CEO, Prologis. “We are ahead of schedule on our 10 Quarter Plan and we’ve built a solid foundation upon which we will continue to grow the company.”
Operating Portfolio Metrics
The company leased a record 40.5 million square feet (3.8 million square meters) in its combined operating and development portfolios in the fourth quarter, and 145.3 million square feet (13.5 million square meters) in the full year 2012. Prologis ended the quarter with 94.0 percent occupancy in its operating portfolio, up 90 basis points over the prior quarter and 180 basis points over year end 2011. Tenant retention in the quarter was 87.3 percent, with tenant renewals totaling 25.1 million square feet (2.3 million square meters).
“Our team did an exceptional job setting another quarterly record for leasing around the globe,” said Moghadam. “Increasing demand and lack of supply remain the theme in most markets, and we expect our overall rent change on rollover to turn positive this year. In the United States, in particular, occupancy in our small spaces increased 280 basis points year over year, and we expect this trend will continue given improvements in the housing market.”
Same-store net operating income (NOI) increased 0.1 percent in the fourth quarter and 1.3 percent in the full year 2012. Rental rates on leases signed in the fourth quarter same-store pool decreased by 2.4 percent from in-place rents.
Dispositions and Contributions
Prologis completed $1.3 billion in contributions and dispositions in the fourth quarter, of which more than $1.0 billion was Prologis’ share. This includes approximately:
$878 million of third-party building and land dispositions primarily in the
United States and Europe, of which $700 million was the company's share; and
$401 million of contributions to Prologis European Properties Fund II,
Prologis Europe Logistics Venture, Prologis Targeted Europe Logistics
Fund, and joint ventures in Brazil, of which $325 million was the company’s share.
In the full year 2012, contributions and dispositions totaled $2.7 billion, of which more than $2.1 billion was the company's share.
Additionally, the company has approximately $5 billion of operating portfolio assets in Japan and Europe scheduled for contribution in the first quarter of
2013, in connection with Nippon Prologis REIT (NPR) and Prologis European
Logistics Partners Sàrl (PELP), subject to the listing of NPR and customary closing conditions. The combination of these transactions, in conjunction with fourth quarter activity, positions the company ahead of its 10 Quarter Plan.
“We continue to make excellent progress executing on our priority to realign our portfolio,” said Thomas Olinger, chief financial officer, Prologis. “These dispositions and contributions reflect the diversity of our activities as well as the market’s demand for high quality industrial real estate.”

Copyright © 2013 Prologis

Development Starts and Building Acquisitions
Committed capital during the fourth quarter 2012 totaled approximately $1.2 billion, of which $909 million was Prologis' share, including:
Development starts of $727 million, of which $613 million was
Prologis’ share. These starts totaled 7.3 million square feet (675,000 square meters), and monetized $190 million of land. The company’s estimated share of value creation on development starts in the fourth quarter was $71 million.
Acquisitions of $458 million, including $276 million in buildings with a stabilized capitalization rate of 7.4 percent and an investment of $182 million in land and land infrastructure. Of the total acquisitions, $295 million was Prologis’ share.
Capital committed during the year totaled approximately $2.5 billion, of which
$2.0 billion was the company’s share. This included development starts of $1.6 billion, of which 57 percent were build-to-suits, and acquisitions of $983 million, including $544 million in buildings with a stabilized capitalization rate of 7.3 percent and an investment of $439 million in land and land infrastructure.
At quarter end, Prologis' global development pipeline comprised 22.5 million square feet (2.1 million square meters), with a total expected investment of
$2.1 billion, of which Prologis' share was $1.9 billion. The company’s share of estimated value creation at stabilization is expected to be $354 million, with a weighted average stabilized yield of 7.8 percent and a margin of approximately
19 percent.
Private Capital Activity
In 2012, Prologis raised or received commitments for $1.9 billion in new, third-
party equity. This was primarily due to PELP, and also included Prologis
Targeted U.S. Logistics Fund and Prologis Targeted Europe Logistics Fund.
The company continued streamlining its co-investment ventures into fewer, more profitable and differentiated investment vehicles, rationalizing six funds in
2012.
In the fourth quarter, Prologis concluded the Prologis North American Fund I.
Two of the fund’s assets were sold to third parties with the remaining portfolio divided up between the partners, of which Prologis’ share was $117 million.
Capital Markets
Prologis completed approximately $1.1 billion of capital markets activity in the fourth quarter and $4.8 billion for the full year 2012. This includes debt financings, re-financings, and pay-downs.
Subsequent to quarter end, the company paid off $141 million of its 1.875 percent convertible notes and repaid $319 million of secured debt.
Guidance for 2013
Prologis established a full-year 2013 Core FFO guidance range of $1.60 to
$1.70 per diluted share. On a GAAP basis, the company expects to recognize a range of a net loss of ($0.07) per share to net earnings of $0.03 per share.
From a fourth quarter run rate perspective, this slight decline from 2012 is primarily due to near-term dilution from disposition and contribution activities, which are expected to significantly deleverage the company by the end of the first quarter.
The Core FFO and earnings guidance reflected above excludes any potential future gains (losses) recognized from real estate transactions. In reconciling from net earnings to Core FFO, Prologis makes certain adjustments, including but not limited to real estate depreciation and amortization expense, impairment charges, deferred taxes, early extinguishment of debt, and unrealized gains or losses on foreign currency or derivative activity.
The difference between the company's Core FFO and net earnings guidance for 2013 predominantly relates to real estate depreciation and recognized gains on real estate transactions.
The principal drivers supporting Prologis’ 2013 guidance include the following:
Year end occupancy in its operating portfolio between 94 to 95 percent (consistent with historical seasonal trends, the company expects occupancy to decrease in the first quarter and trend higher through the remainder of the year);
Same-store NOI growth of 1.5 to 2.5 percent, excluding the impact of foreign exchange movements;
Development starts of $1.5 to $1.8 billion, of which approximately 75 percent is expected to be the company’s share;
Building acquisitions of $400 to $600 million, of which approximately
35 percent is expected to be the company’s share;
Building and land dispositions and contributions of $7.5 to $10.0 billion, of which approximately 60 percent is expected to be the company’s share; and
A euro exchange rate of $1.35; and a yen exchange rate of JPY 92 per U.S. dollar.

Copyright © 2013 Prologis

Webcast and Conference Call Information
The company will host a webcast /conference call to discuss quarterly results, current market conditions and future outlook today, Feb. 6, 2013, at 12:00 p.m.
U.S. Eastern Time. Interested parties are encouraged to access the live webcast by clicking the microphone icon located near the top of the opening page of the Prologis Investor Relations website (http://ir.prologis.com).
Interested parties also can participate via conference call by dialing +1 877-
256-7020 (from the U.S. and Canada toll free) or +1 973-409-9692 (from all other countries) and enter conference code 86463676
A telephonic replay will be available from Feb. 6 through March 6 at +1 855-
859-2056 (from the U.S. and Canada) or +1 404-537-3406 (from all other countries), with conference code 86463676. The webcast and podcast replay will be posted when available in the "Financial Information" section of Investor
Relations on the Prologis website.
About Prologis
Prologis, Inc., is the leading owner, operator and developer of industrial real estate, focused on global and regional markets across the Americas, Europe and Asia. As of Dec. 31, 2012, Prologis owned or had investments in, on a consolidated basis or through unconsolidated joint ventures, properties and development projects expected to total approximately 554 million square feet
(51.5 million square meters) in 21 countries. The company leases modern distribution facilities to more than 4,500 customers, including manufacturers, retailers, transportation companies, third-party logistics providers and other enterprises.
The statements in this release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which
Prologis operates, management's beliefs and assumptions made by management. Such statements involve uncertainties that could significantly impact Prologis' financial results. Words such as "expects," "anticipates,"
"intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to rent and occupancy growth, development activity and changes in sales or contribution volume of developed properties, disposition activity, general conditions in the geographic areas where we operate, synergies to be realized from our recent merger transaction, our debt and financial position, our ability to form new property funds and the availability of capital in existing or new property funds — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates and foreign currency exchange rates, (iii) increased or unanticipated competition for our properties, (iv) risks associated with acquisitions, dispositions and development of properties, (v) maintenance of real estate investment trust ("REIT") status and tax structuring, (vi) availability of financing and capital, the levels of debt that we maintain and our credit ratings,
(vii) risks related to our investments in our co-investment ventures and funds, including our ability to establish new co-investment ventures and funds, (viii)
risks of doing business internationally, including currency risks, (ix)
environmental uncertainties, including risks of natural disasters, and (x) those additional factors discussed in reports filed with the Securities and Exchange
Commission by Prologis under the heading "Risk Factors." Prologis undertakes no duty to update any forward-looking statements appearing in this release
Media Contacts
Tracy Ward, Tel: +1 415 733 9565, tward@prologis.com, San Francisco
Atle Erlingsson, Tel: +1 415 733 9495, aerlingsson@prologis.com, San
Francisco

Copyright © 2013 Prologis
Supplemental 4Q 2012
Highlights
Company Profile

(A)
Generally represents properties in which Prologis has an ownership interest but does not manage (6 msf) and other properties owned by Prologis (4 msf), which includes value added properties (3 msf).
(B)
Original cost basis for the total land portfolio is $3.0 billion.
Number of operating portfolio buildings 2,330                585                   77
360                   135                   27
12                      2                        8
8                        1                        1
Total (msf) 380                   138                   36
$968 $203 $921
7,614                3,485                170
$1,074 $710 $109
Land (acres)
Land gross book value (millions) (B)
AMERICAS (4 countries) ASIA (3 countries) EUROPE (14 countries)
Operating Portfolio (msf)
Development Portfolio (msf)
Other (msf)  (A)
Development portfolio TEI (millions)
TOTAL
522
1,893 $
2,092 $
10
22
554
11,269
2,992
Prologis, Inc. is the leading owner, operator and developer of industrial real estate, focused on global and regional markets across the Americas, Europe and Asia.
As of December 31, 2012, Prologis owned or had investments in, on a consolidated basis or through unconsolidated joint ventures, properties and development projects totaling 554 million square feet (51.5 million square meters) in 21 countries. The company leases modern distribution facilities to more than 4,500 customers, including manufacturers, retailers, transportation companies, third-party logistics providers and other enterprises.

Copyright © 2013 Prologis
Supplemental 4Q 2012
Highlights
Company Performance

(A) AMB and Prologis completed a merger (the “Merger”) in June 2011. The financial results presented throughout this supplemental include Prologis for the full period and AMB results from the date of the Merger going forward. See the Notes and Definitions for more information.
2012 2011 2012 2011 (A)
517,557 $     456,777 $     2,005,961 $ 1,451,327 $
(228,713)      (45,459)        (80,946)        (188,110)
(88,199)        134,147        552,435       411,688
195,816        203,945        813,863       593,917
110,786        147,934        563,180       431,450
376,940        386,965        1,516,263    1,514,150
Net loss available for common stockholders (0.50) $         (0.10) $         (0.18) $         (0.51) $
FFO, as defined by Prologis (0.19)            0.29              1.19             1.10
Core FFO 0.42              0.44              1.74             1.58
Per common share - diluted:
FFO, as defined by Prologis
Core FFO
AFFO
Adjusted EBITDA
Year ended December 31,
Revenues
Net loss available for common stockholders
(dollars in thousands, except per share data)
Three months ended December 31,
$-
$50
$100
$150
$200
$250
Q1 2012 Q2 2012 Q3 2012 Q4 2012
Core FFO (in millions)
92.3%
92.4%
93.1%
94.0%
85%
90%
95%
100%
Q1 2012 Q2 2012 Q3 2012 Q4 2012
Operating Portfolio - Owned and Managed
Period Ending Occupancy %

Copyright © 2013 Prologis
Supplemental 4Q 2012
Financial Information
Consolidated Balance Sheets

(in thousands)
$ 22,608,248                      $ 23,304,246                      $ 21,552,548
951,643                           774,821                           860,531
1,794,364                        1,924,626                        1,984,233
454,868                           457,373                           390,225
25,809,123                      26,461,066                      24,787,537
2,480,660                        2,389,214                        2,157,907
Net investments in properties 23,328,463                      24,071,852                      22,629,630
2,195,782                        2,242,075                        2,857,755
188,000                           243,979                           322,834
26,027                             376,642                           444,850
Net investments in real estate 25,738,272                      26,934,548                      26,255,069
100,810                           158,188                           176,072
176,926                           172,515                           71,992
171,084                           181,855                           147,999
1,123,053                        1,129,316                        1,072,780
Total assets $ 27,310,145                      $ 28,576,422                      $ 27,723,912
$ 11,790,794                      $ 12,578,060                      $ 11,382,408
1,746,015                        1,823,841                        1,886,030
Total liabilities 13,536,809                      14,401,901                      13,268,438
582,200                           582,200                           582,200
4,618                               4,609                               4,594
16,411,855                      16,395,797                      16,349,328
(233,563)                          (165,100)                          (182,321)
(3,696,093)                       (3,335,757)                       (3,092,162)
Total stockholders' equity 13,069,017                      13,481,749                      13,661,639
653,125                           639,631                           735,222
51,194                             53,141                             58,613
Total equity 13,773,336                      14,174,521                      14,455,474
Total liabilities and equity $ 27,310,145                      $ 28,576,422                      $ 27,723,912
Noncontrolling interests - limited partnership unitholders
Preferred stock
Accounts payable, accrued expenses, and other liabilities
Debt
Distributions in excess of net earnings
Equity:
Common stock
Additional paid-in capital
Accumulated other comprehensive loss
Noncontrolling interests
Stockholders' equity:
Other assets
Liabilities:
Less accumulated depreciation
Restricted cash
Accounts receivable
Cash and cash equivalents
Liabilities and Equity:
December 31, 2011
Investments in and advances to unconsolidated entities
Land
Assets held for sale
Operating properties
Development portfolio
Notes receivable backed by real estate
December 31, 2012
Investments in real estate assets:
September 30, 2012
Assets:
Other real estate investments

Copyright © 2013 Prologis
Supplemental 4Q 2012
Financial Information
Consolidated Statements of Operations

(A) The financial results include Prologis for the full period and AMB and PEPR results from approximately June 1, 2011.
(B) See Calculation of Per Share Amounts in the Notes and Definitions.
(in thousands, except per share amounts)
$ 481,743              $ 415,226              $ 1,869,224           $ 1,294,872
31,715                40,230                126,779              137,619
4,099                  1,321                  9,958                  18,836
517,557              456,777              2,005,961           1,451,327
131,696              110,169              505,499              358,559
16,134                15,734                63,820                54,962
60,608                50,797                228,068              195,161
28,103                18,772                80,676                140,495
243,138              21,237                252,914              21,237
187,770              180,628              739,981              552,849
9,414                  9,789                  26,556                24,031
676,863              407,126              1,897,514           1,347,294
(159,306)             49,651                108,447              104,033
10,414                904                      25,703                49,326
815                      3,016                  5,973                  10,609
5,107                  5,780                  22,299                19,843
(123,623)             (129,055)             (507,484)             (468,072)
-                       (22,609)               (16,135)               (126,432)
24,639                (2,966)                 305,607              111,684
(2,567)                 (3,584)                 (19,918)               33,337
(19,033)               556                      (14,114)               258
(104,248)             (147,958)             (198,069)             (369,447)
(263,554)             (98,307)               (89,622)               (265,414)
3,364                  (8,184)                 3,580                  1,776
(266,918)             (90,123)               (93,202)               (267,190)
2,958                  13,039                27,632                50,638
48,620                37,069                35,098                58,614
51,578                50,108                62,730                109,252
(215,340)             (40,015)               (30,472)               (157,938)
(3,068)                 4,832                  (9,248)                 4,524
(218,408)             (35,183)               (39,720)               (153,414)
10,305                10,276                41,226                34,696
$ (228,713)             $ (45,459)               $ (80,946)               $ (188,110)
460,447              458,383              459,895              370,534
$ (0.50)                   $ (0.10)                   $ (0.18)                   $ (0.51)
2012 2011 (A)
Twelve Months Ended
December 31,
Expenses:
2012 2011
Revenues:
Rental income
Private capital revenue
Development management and other income
Total revenues
Three Months Ended
December 31,
Interest expense
Earnings from other unconsolidated joint ventures, net
Rental expenses
Private capital expenses
General and administrative expenses
Impairment of real estate properties
Depreciation and amortization
Merger, acquisition and other integration expenses
Total expenses
Operating income (loss)
Other income (expense):
Earnings from unconsolidated co-investment ventures, net
Interest income
Other expenses
Discontinued operations:
Impairment of other assets
Gain (loss) on acquisitions and dispositions of investments in real estate, net
Foreign currency and derivative gains (losses) and other income (expenses), net
Gain (loss) on early extinguishment of debt, net
Total other income (expense)
Loss before income taxes
Income tax expense (benefit) - current and deferred
Loss from continuing operations
Income attributable to disposed properties and assets held for sale
Net gain on dispositions, including related impairment charges and taxes
Consolidated net loss
Net loss (earnings) attributable to noncontrolling interests
Net loss attributable to controlling interests
Less preferred stock dividends
Net loss available for common stockholders
Total discontinued operations
Net loss per share available for common stockholders - Diluted
Weighted average common shares outstanding - Diluted (B)

Copyright © 2013 Prologis
Supplemental 4Q 2012
Financial Information
Reconciliations of Net Earnings (Loss) to FFO

(A) The financial results include Prologis for the full period and AMB and PEPR results from approximately June 1, 2011.
$ (228,713)             $ (45,459)               $ (80,946)               $ (188,110)
182,134              175,754               721,436              533,854
13,141                5,300                   34,801                5,300
(65,866)               (20,265)               (222,752)             (7,338)
(5,592)                 (8,199)                 (27,680)               (19,889)
23,032                43,879                 127,323              147,608
(81,864)               151,010               552,182              471,425
(666)                     6,002                   14,892                (39,034)
(2,162)                 (22,558)               (8,804)                 (19,803)
(3,507)                 (307)                     (5,835)                 (900)
(88,199)               134,147               552,435              411,688
229,997              38,546                 264,844              145,028
-                           -                           -                           5,210
28,103                18,772                 80,676                140,495
(5,835)                 2,538                   (121,303)             (117,800)
19,033                (556)                     14,114                (258)
-                           5,415                   -                           7,331
Our share of reconciling items included in earnings from unconsolidated entities 12,717                5,083                   23,097                2,223
284,015              69,798                 261,428              182,229
$ 195,816              $ 203,945               $ 813,863              $ 593,917
(5,543)                 (8,678)                 (27,753)               (42,287)
(36,037)               (21,473)               (90,144)               (64,918)
(26,970)               (19,558)               (95,566)               (60,975)
(19,481)               (15,739)               (56,629)               (44,905)
Amortization of management contracts 1,805                  1,925                   6,419                  6,749
Amortization of debt discounts/(premiums) and financing costs, net of capitalization (6,877)                 (2,344)                 (19,688)               12,387
Stock compensation expense 8,073                  9,856                   32,678                31,482
AFFO $ 110,786              $ 147,934               $ 563,180              $ 431,450
Common stock dividends $ 131,624              $ 130,573               $ 522,986              $ 388,333
Adjustments to arrive at Adjusted FFO ("AFFO"), including our share of unconsolidated entities:
Adjustments to arrive at Core FFO, including our share of unconsolidated entities:
Adjustments to arrive at Core FFO
Impairment charges
Japan disaster expenses
Merger, acquisition and other integration expenses
Loss (gain) on early extinguishment of debt, net
Income tax expense on dispositions
Loss (gain) on acquisitions and dispositions of investments in real estate, net
Straight-lined rents and amortization of lease intangibles
Property improvements
Tenant improvements
Leasing commissions
Reconciliation of net loss to FFO
Subtotal-NAREIT defined FFO
FFO, as defined by Prologis
Reconciling items related to noncontrolling interests
Core FFO
Net loss available for common stockholders
Add (deduct) NAREIT defined adjustments:
Add (deduct) our defined adjustments:
Real estate related depreciation and amortization
Net gain on non-FFO dispositions and acquisitions
Our share of reconciling items included in earnings from unconsolidated entities
Unrealized foreign currency and derivative losses (gains), net
Deferred income tax benefit
Our share of reconciling items included in earnings from unconsolidated entities
Impairment charges on certain real estate properties
2012 2011 (A)
Twelve Months Ended
December 31,
2012 2011
Three Months Ended
December 31,
(in thousands)

Copyright © 2013 Prologis
Supplemental 4Q 2012
Financial Information
EBITDA Reconciliation

(A) Adjustments during 2012 include the effects of Prologis North American Industrial Fund II and Prologis California to reflect NOI for the full period. See Notes and Definitions for more detail.
Reconciliation of consolidated net loss to Adjusted EBITDA
$ (228,713)             $ (45,459)               $ (80,946)               $ (188,110)
(73,492)               (35,403)               (371,534)             (176,173)
187,770              180,628              739,981              552,849
123,623              129,055              507,484              468,072
243,138              43,846                299,645              150,328
28,103                18,772                80,676                140,495
19,033                (556)                     14,114                (258)
3,597                  (6,884)                 3,813                  4,992
-                           -                           12,352                263,994
(2,958)                 (13,039)               (27,632)               (50,638)
(113)                     8,560                  (431)                     21,551
3,068                  (4,832)                 9,248                  (4,524)
10,305                10,276                41,226                34,696
7,407                  15,858                47,570                (7,551)
-                           -                           -                           5,210
320,768              300,822              1,275,566           1,214,933
(2,330)                 5,083                  1,993                  5,083
32,101                43,879                129,547              147,608
22,659                37,231                92,381                142,282
5,674                  -                           11,673                -
304                      -                           4,200                  -
1,271                  257                      6,738                  4,918
(3,507)                 (307)                     (5,835)                 (900)
-                           -                           -                           226
$ 376,940              $ 386,965              $ 1,516,263           $ 1,514,150
Depreciation and amortization from continuing operations
Pro forma adjustment (A)
2011 2012
Interest expense from continuing operations
Current and deferred income tax expense (benefit)
Impairment charges
Merger, acquisition and other integration expenses
Twelve Months Ended
December 31,
2012 2011
Net gain on acquisitions and dispositions of investments in real estate
Net loss available for common stockholders
Three Months Ended
December 31,
Loss (gain) on early extinguishment of debt
Adjusted EBITDA
Interest expense
Current income tax expense
Realized losses on derivative activity
Depreciation and amortization
Unrealized gains and deferred income tax benefit
Our share of reconciling items from unconsolidated entities:
Income attributable to disposal properties and assets held for sale
Net loss (gain) on disposition of real estate, net
Other adjustments made to arrive at Core FFO
Adjusted EBITDA, prior to our share of unconsolidated entities
Unrealized losses (gains) and stock compensation expense, net
Loss on early extinguishment of debt
Net earnings (loss) attributable to noncontrolling interest
Preferred stock dividends
Impairment of real estate properties and other assets
NOI attributable to assets held for sale
(in thousands)

Copyright © 2013 Prologis
Supplemental 4Q 2012
Financial Information
Pro-rata Balance Sheet Information

(in thousands)
Investments in real estate assets:
22,608,248    $ (894,076)       $ 4,406,432            $ 26,120,604 $ 14,113,579   $ 40,234,183
3,200,875      (58,135)         114,084               3,256,824    232,721        3,489,545
(2,480,660)    35,533           (359,453)              (2,804,580) (1,129,630)    (3,934,210)
23,328,463    (916,678)       4,161,063            26,572,848 13,216,670   39,789,518
2,195,782      (63,210)         (2,132,572)           -                  63,210          63,210
1,785,900      (227,350)       19,225                 1,577,775    1,085,806     2,663,581
Total assets 27,310,145    $ (1,207,238)    $ 2,047,716            $ 28,150,623 $ 14,365,686   $ 42,516,309
-
Liabilities:
11,790,794    $ (364,164)       $ 1,781,510            $ 13,208,140 $ 5,775,205     $ 18,983,345
1,746,015      (138,755)       266,206               1,873,466    866,752        2,740,218
Total liabilities 13,536,809    (502,919)       2,047,716            15,081,606 6,641,957     21,723,563
Equity:
13,069,017    -                     -                            13,069,017 7,723,729     20,792,746
704,319         (704,319)       -                            -                  -                     -
Total equity 13,773,336    (704,319)       -                            13,069,017 7,723,729     20,792,746
Total liabilities and equity $ 27,310,145    $ (1,207,238)    $ 2,047,716            $ 28,150,623 $ 14,365,686   $ 42,516,309
Net investments in properties
Pro-rata Balance Sheet Information as of
December 31, 2012
Consolidated
Less Non
Controlling
Interest
Liabilities and Equity:
Gross operating properties
Other real estate
Less accumulated depreciation
Investments in unconsolidated investees
Other assets
PLD Total
Share
Investors'
Share of
Ventures
Total Owned
and Managed
Assets:
Plus PLD Share of
Unconsolidated
Co-Investment
Ventures
Noncontrolling interests
Debt
Other liabilities
Stockholders' / partners' equity
On this page and the following page, we present balance sheet and income statement information on a pro-rata basis reflecting our proportionate economic ownership of each entity included in our Total Owned and Managed portfolio.
The consolidated amounts shown are derived from, and prepared on a consistent basis with, our consolidated financial statements. The PLD Share of
Unconsolidated Co-Investment Ventures column was derived on an entity-by-entity basis by applying our ownership percentage to each line item to calculate our share of that line item. For purposes of balance sheet data, we used our ownership percentage at the end of the period and for operating information, we used our average ownership percentage for the period, consistent with how we calculate our share of net income (loss) during the period.  We used a similar calculation to derive the noncontrolling interests’ share of each line item. In order to present the Total Owned and Managed portfolio, we added our investors’
share of each line item in the unconsolidated co-investment ventures and the noncontrolling interests share of each line item to the PLD Total Share.

Copyright © 2013 Prologis
Supplemental 4Q 2012
Financial Information
Pro-rata Operating Information

(in thousands)
Prologis’
Share (in millions)
Real Estate Operations NOI
Private Capital NOI
Development Value Creation  (B)
$ 481,743 $ (19,004) $ 87,793 $ 550,532 $ 272,664 $ 823,196
31,715 (16) - 31,699 16 31,715
4,099 - 381 4,480 355 4,835
517,557 (19,020) 88,174 586,711 273,035 859,746
131,696 (5,854) 22,475 148,317 71,433 219,750
16,134 - - 16,134 - 16,134
60,608 (479) 3,258 63,387 10,796 74,183
28,103 - - 28,103 - 28,103
243,138 - 1,684 244,822 4,375 249,197
187,770 (7,242) 32,585 213,113 105,744 318,857
9,414 (510) 1,596 10,500 7,399 17,899
676,863 (14,085) 61,598 724,376 199,747 924,123
(159,306) (4,935) 26,576 (137,665) 73,288 (64,377)
66,586 - (66,586) - -
469,660 (8,163)
40,010
501,507 121,931 623,438
$ 376,940 $ (13,098) $ - $ 363,842 $ 195,219 $ 559,061
$ 344,732 $ (12,640) $ 64,103 $ 396,195 $ 194,187 $ 590,382
15,581 (16) - 15,565 16 15,581
66,586 - (66,586) - - -
(49,959) (442) 2,483 (47,918) 1,016 (46,902)
$ 376,940 $ (13,098) $ - $ 363,842 $ 195,219 $ 559,061
Total reconciling items to Adjusted EBITDA
Adjusted EBITDA (A)
Adjusted EBITDA
Private Capital NOI
General and administrative and other expenses
Our share of co-investment ventures
Adjusted EBITDA by segment:
Real Estate Operations NOI
Total Owned
and Managed
Plus PLD Share of
Unconsolidated
Co-Investment
Ventures
PLD Total
Share
Impairment of real estate properties
Less Non
Controlling
Interest
Total revenues
Pro-rata Operating Information for
Three Months Ended December 31, 2012
Consolidated
General and administrative expenses
Merger, acquisition and other integration expenses
Depreciation and amortization
Other expenses
Total expenses
Operating income (loss)
Our share of co-investment ventures
Investors'
Share of
Ventures
Development management and other income
Expenses:
Rental expenses
Private capital expenses
Revenues:
Rental income
Private capital revenue
$- $100 $200 $300 $400 $500
$396.6 (96%)
$15.6 (4%)
$13.2
(A)
See reconciliation of Consolidated Net Loss to Adjustd EBITDA on page 9.
(B)
Represents Value Creation for development properties that reached Stabilization during the quarter and moved into the Operating Portfolio.
-

Copyright © 2013 Prologis
Supplemental 4Q 2012
Operations Overview
Operating Portfolio – Square Feet, Occupied and Leased

(A)  Selected and ordered by Prologis share of NOI ($).
(square feet in thousands)
Region # of Buildings
Total Owned and
Managed
Prologis
Share
Prologis
Share (%)
%  of Total Total Owned and
Managed
Prologis
Share
Total Owned and
Managed
Prologis
Share
Atlanta East 117 14,053 11,320 80.6% 3.1% 86.1% 86.1% 86.1% 86.1%
Baltimore/Washington East 68 8,095 5,340 66.0% 1.5% 95.3% 94.8% 95.3% 94.8%
Central Valley Northwest 24 8,970 7,127 79.5% 1.9% 91.9% 92.3% 93.4% 94.2%
Central & Eastern PA East 27 14,049 7,136 50.8% 1.9% 94.2% 96.4% 95.1% 96.8%
Chicago Central 221 36,329 28,355 78.1% 7.8% 91.4% 91.7% 91.4% 91.7%
Dallas/Ft. Worth Central 159 22,878 18,863 82.5% 5.2% 95.3% 95.8% 95.7% 96.2%
Houston Central 77 9,420 6,815 72.3% 1.9% 98.2% 98.6% 98.2% 98.6%
New Jersey/New York City East 169 21,656 15,940 73.6% 4.4% 95.5% 94.7% 95.5% 94.7%
San Francisco Bay Area Northwest 242 19,992 17,007 85.1% 4.6% 91.7% 92.0% 91.7% 92.1%
Seattle Northwest 76 10,205 5,018 49.2% 1.4% 96.3% 96.9% 96.3% 96.9%
South Florida East 91 10,553 7,579 71.8% 2.1% 96.5% 95.5% 96.5% 95.5%
Southern California Southwest 300 55,794 45,426 81.4% 12.4% 97.9% 98.3% 98.2% 98.6%
On Tarmac Various 31 2,598 2,373 91.3% 0.6% 91.9% 91.2% 91.9% 91.2%
East 19 6,383 5,080 79.6% 1.4% 99.9% 100.0% 99.9% 100.0%
Latin America 185 29,832 17,243 57.8% 4.7% 93.4% 92.9% 93.4% 92.9%
Latin America 7 2,161 292 13.5% 0.1% 100.0% 100.0% 100.0% 100.0%
Americas total
1,813 272,968 200,914 73.6% 55.0% 94.5% 94.6% 94.7% 94.8%
Northern 9 2,016 1,245 61.8% 0.3% 99.6% 99.4% 99.6% 99.4%
Southern 124 29,505 20,925 70.9% 5.7% 94.8% 94.1% 94.8% 94.1%
Northern 88 18,284 7,932 43.4% 2.2% 99.7% 99.6% 99.7% 99.6%
Northern 53 10,699 5,496 51.4% 1.5% 89.8% 89.2% 93.6% 92.6%
CEE 95 20,572 11,793 57.3% 3.2% 87.0% 85.4% 90.7% 89.3%
Southern 26 7,126 6,006 84.3% 1.6% 81.1% 82.6% 88.0% 85.8%
UK 73 17,231 10,520 61.1% 2.9% 97.5% 96.9% 97.5% 96.9%
468 105,433 63,917 60.6% 17.4% 93.2% 92.2% 94.8% 93.5%
China 25 5,499 2,312 42.0% 0.6% 91.9% 95.8% 91.9% 95.8%
Japan 47 20,781 14,977 72.1% 4.1% 98.0% 97.8% 98.0% 97.8%
Singapore 5 942 942 100.0% 0.3% 100.0% 100.0% 100.0% 100.0%
77 27,222 18,231 67.0% 5.0% 96.9% 97.7% 96.9% 97.7%
2,358 405,623 283,062 69.8% 77.4% 94.3% 94.3% 94.9% 94.7%
CEE 29 6,824 5,099 74.7% 1.4% 95.0% 93.3% 97.8% 97.1%
Southern 27 8,378 7,690 91.8% 2.1% 86.0% 85.5% 86.0% 85.5%
CEE 30 5,346 3,822 71.5% 1.1% 85.1% 86.2% 86.5% 88.2%
Central 17 6,270 5,474 87.3% 1.5% 99.8% 99.8% 99.8% 99.8%
Columbus - Americas Central 37 9,727 7,763 79.8% 2.1% 96.4% 95.6% 96.4% 95.6%
Central 50 5,606 4,185 74.7% 1.2% 94.2% 95.1% 94.3% 95.3%
Sweden - Europe Northern 10 3,807 2,546 66.9% 0.7% 100.0% 100.0% 100.0% 100.0%
Northwest 33 5,208 4,254 81.7% 1.2% 96.6% 95.9% 96.6% 95.9%
Central 27 6,663 4,142 62.2% 1.2% 98.9% 98.2% 98.9% 98.2%
Central 35 4,360 3,425 78.6% 0.9% 91.0% 89.3% 91.0% 89.3%
Various 87 17,591 11,745 66.8% 3.2% 95.9% 94.9% 95.9% 94.9%
382 79,780 60,145 75.4% 16.6% 94.5% 93.7% 94.9% 94.2%
Various
252 36,769 22,037 59.9% 6.0% 89.8% 92.9% 90.0% 93.1%
2,992 522,172 365,244 69.9% 100.0% 94.0% 94.1% 94.5% 94.5%
Czech Republic - Europe
Italy - Europe
San Antonio - Americas
Orlando - Americas
Regional markets total
Remaining other regional (5 markets)
Denver - Americas
Cincinnati - Americas
Memphis - Americas
Hungary - Europe
Other markets (14 markets)
Total operating portfolio - owned and managed
Regional markets (A)
Asia total
Total global markets
Occupied Leased
Japan
Global Markets
U.S.
Canada
Belgium
Mexico
Brazil
Square Feet
Netherlands
Poland
Spain
Europe total
United Kingdom
Singapore
China
France
Germany
`

Copyright © 2013 Prologis
Supplemental 4Q 2012
Operations Overview
Operating Portfolio – NOI and Gross Book Value

(A)  Selected and ordered by Prologis share of NOI ($).
(dollars in thousands)
Region
Atlanta East $8,792 $6,771 77.0% 1.7% $635,503 $474,398 74.6% 1.8%
Baltimore/Washington East 9,252 5,746 62.1% 1.4% 620,631 374,892 60.4% 1.4%
Central Valley Northwest 5,917 4,747 80.2% 1.2% 470,376 365,198 77.6% 1.4%
Central & Eastern PA East 12,388 6,289 50.8% 1.6% 804,849 393,751 48.9% 1.5%
Chicago Central  26,725 20,529 76.8% 5.2% 2,167,484 1,634,526 75.4% 6.1%
Dallas/Ft. Worth Central  14,554 11,425 78.5% 2.9% 1,093,351 849,441 77.7% 3.1%
Houston Central  10,008 5,958 59.5% 1.5% 523,766 330,740 63.1% 1.2%
New Jersey/New York City East 25,861 16,937 65.5% 4.3% 1,896,226 1,265,329 66.7% 4.7%
San Francisco Bay Area Northwest 26,018 23,469 90.2% 5.9% 1,973,782 1,683,632 85.3% 6.3%
Seattle Northwest 11,164 5,246 47.0% 1.3% 947,506 468,153 49.4% 1.7%
South Florida East 12,954 9,882 76.3% 2.5% 1,031,022 768,108 74.5% 2.8%
Southern California Southwest 59,561 48,975 82.2% 12.4% 5,017,690 4,042,857 80.6% 15.0%
On Tarmac Various 7,489 6,681 89.2% 1.7% 313,749 275,344 87.8% 1.0%
East 8,576 6,709 78.2% 1.7% 639,332 504,677 78.9% 1.9%
Latin America 27,321 16,193 59.3% 4.1% 1,783,499 979,633 54.9% 3.6%
Latin America 4,449 666 15.0% 0.2% 196,065 23,292 11.9% 0.1%
271,029 196,223 72.4% 49.6% 20,114,831 14,433,971 71.8% 53.6%
Northern 2,018 1,297 64.3% 0.3% 168,167 101,488 60.3% 0.4%
Southern 39,647 25,946 65.4% 6.5% 2,470,341 1,651,308 66.8% 6.1%
Northern 25,175 11,001 43.7% 2.8% 1,587,730 641,633 40.4% 2.4%
Northern 12,816 6,998 54.6% 1.8% 1,013,788 495,569 48.9% 1.8%
CEE 18,645 10,814 58.0% 2.7% 1,371,702 711,538 51.9% 2.6%
Southern 8,864 7,925 89.4% 2.0% 599,207 522,722 87.2% 1.9%
UK 33,058 19,646 59.4% 5.0% 2,048,259 1,135,565 55.4% 4.2%
140,223 83,627 59.6% 21.1% 9,259,194 5,259,823 56.8% 19.4%
China 4,220 1,383 32.8% 0.4% 286,301 89,696 31.3% 0.3%
Japan 63,554 45,253 71.2% 11.4% 4,067,908 2,841,262 69.8% 10.6%
Singapore 2,493 2,493 100.0% 0.6% 149,669 149,669 100.0% 0.6%
70,267 49,129 69.9% 12.4% 4,503,878 3,080,627 68.4% 11.5%
481,519 328,979 68.3% 83.1% 33,877,903 22,774,421 67.2% 84.5%
CEE 8,519 6,444 75.6% 1.6% 545,279 385,017 70.6% 1.4%
Southern 6,729 6,082 90.4% 1.5% 543,882 489,656 90.0% 1.8%
CEE 5,449 3,828 70.3% 1.0% 377,890 237,827 62.9% 0.9%
Central 4,459 3,789 85.0% 1.0% 207,423 179,302 86.4% 0.7%
Central 4,945 3,697 74.8% 0.9% 371,554 287,153 77.3% 1.1%
Central 4,585 3,513 76.6% 0.9% 256,149 181,775 71.0% 0.7%
Northern 5,563 3,482 62.6% 0.9% 346,701 216,557 62.5% 0.8%
Northwest 4,386 3,427 78.1% 0.9% 291,347 241,816 83.0% 0.9%
Central 5,622 3,089 54.9% 0.8% 268,989 151,460 56.3% 0.6%
Central 3,501 2,585 73.8% 0.6% 283,619 212,581 75.0% 0.8%
Various 12,933 7,473 57.8% 1.9% 800,379 475,936 59.5% 1.8%
66,691 47,409 71.1% 12.0% 4,293,212 3,059,080 71.3% 11.5%
Various
31,376 19,466 62.0% 4.9% 1,923,762 1,074,773 55.9% 4.0%
$579,586 $395,854 68.3% 100.0% $40,094,877 $26,908,274 67.1% 100.0%
Sweden - Europe
Other markets (14 markets)
Total operating portfolio - owned and managed
Orlando - Americas
Regional markets total
Denver - Americas
Cincinnati - Americas
Remaining other regional (5 markets)
Italy - Europe
San Antonio - Americas
Columbus - Americas
Memphis - Americas
Japan
Singapore
Asia total
Total global markets
Regional markets (A)
Czech Republic - Europe
Hungary - Europe
Poland
Spain
United Kingdom
Europe total
China
Americas total
Belgium
France
Germany
Netherlands
Global Markets
U.S.
Canada
Mexico
Brazil
Total Owned and
Managed
Prologis
Share ($)
Prologis
Share (%)
Gross Book Value
%  of Total
Fourth Quarter NOI
Total Owned and
Managed
Prologis
Share ($)
Prologis
Share (%)
%  of Total

Copyright © 2013 Prologis
Supplemental 4Q 2012

Operations Overview
Operating Portfolio – Summary by Division
(square feet and dollars in thousands)
# of Buildings
Total Owned
and Managed
Prologis
Share
Prologis
Share (%)
% of Total Total Owned
and Managed
Prologis
Share
Total Owned
and Managed
Prologis
Share
1,529 232,650 232,650 100.0% 63.7% 94.7% 94.7% 94.9% 94.9%
273 65,127 65,127 100.0% 17.9% 90.9% 90.9% 92.1% 92.1%
33 16,218 16,218 100.0% 4.4% 97.9% 97.9% 97.9% 97.9%
Total operating portfolio - consolidated 1,835 313,995 313,995 100.0% 86.0% 94.1% 94.1% 94.5% 94.5%
801 126,879 28,516 22.5% 7.8% 93.3% 93.5% 93.5% 93.6%
312 70,294 20,720 29.5% 5.6% 94.9% 94.8% 96.6% 96.5%
44 11,004 2,013 18.3% 0.6% 95.4% 95.9% 95.4% 95.9%
Total operating portfolio - unconsolidated 1,157 208,177 51,249 24.6% 14.0% 94.0% 94.1%
94.6% 94.9%
2,330 359,529 261,166 72.6% 71.5% 94.2% 94.6% 94.4% 94.8%
585 135,421 85,847 63.4% 23.5% 93.0% 91.8% 94.4% 93.1%
77 27,222 18,231 67.0% 5.0% 96.9% 97.7% 96.9% 97.7%
Total operating portfolio - owned and managed 2,992 522,172 365,244 69.9% 100.0% 94.0% 94.1% 94.5% 94.5%
18 2,352 2,352 100.0% 45.6% 45.6% 45.6% 45.6%
6 576 138 24.0% 36.0% 36.0% 36.0% 36.0%
Total owned and managed 3,016 525,100 367,734 70.0% 93.8% 93.8% 94.2% 94.2%
$211,946 $211,946 100.0% 53.6% $15,001,381 $15,001,381
100.0%
55.7%
78,405 78,405 100.0% 19.8% 4,771,549 4,771,549
100.0%
17.7%
44,053 44,053 100.0% 11.1% 2,739,270 2,739,270
100.0%
10.2%
$334,404 $334,404 100.0% 84.5% $22,512,200 $22,512,200
100.0%
83.6%
$124,010 $27,955 22.5% 7.0% $9,147,380 $2,070,646
22.7%
7.7%
94,958 28,419 29.9% 7.2% 6,670,689 1,984,071
29.7%
7.4%
26,214 5,076 19.4% 1.3% 1,764,608 341,357
19.3%
1.3%
$245,182 $61,450 25.1% 15.5% $17,582,677 $4,396,074
25.0%
16.4%
$335,956 $239,901 71.4% 60.6% $24,148,761 $17,072,027
70.7%
63.4%
173,363 106,824 61.6% 27.0% 11,442,238 6,755,620
59.0%
25.1%
70,267 49,129 69.9% 12.4% 4,503,878 3,080,627
68.4%
11.5%
$579,586 $395,854 68.3% 100.0% $40,094,877 $26,908,274
67.1%
100.0%
162 162 100.0% 96,048 96,048
100.0%
104 25 24.0% 43,258 10,358
23.9%
$579,852 $396,041 68.3% $40,234,183 $27,014,680 67.1%
Occupied Leased
Europe
Consolidated
Europe
Total operating portfolio - consolidated
Americas
Asia
Americas
Consolidated
Americas
Europe
Asia
Unconsolidated
Total Owned
and Managed
Value added properties - unconsolidated
Asia
Total
Total operating portfolio - owned and managed
Unconsolidated
Europe
Asia
Total operating portfolio - unconsolidated
Americas
Americas
% of Total Prologis
Share ($)
Prologis
Share (%)
% of Total Total Owned
and Managed
Value added properties - consolidated
Value added properties - unconsolidated
Total owned and managed
Square Feet
Gross Book Value
Prologis
Share ($)
Prologis
Share (%)
Europe
Asia
Fourth Quarter NOI
Americas
Europe
Asia
Total
Value added properties - consolidated

Copyright © 2013 Prologis
Supplemental 4Q 2012
Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2012 Q2 2012 Q3 2012 Q4 2012
         1,017          2,863          2,279          3,772 522,571 519,939 514,031 501,957
New leases        10,023        11,947        12,102        11,571 (0.6%) 1.5% 2.3% 1.8%
Renewals        19,812        20,189        24,599        25,118 (6.6%) 4.8% 1.1% 6.8%
30,852       34,999       38,980       40,461       1.7% 0.4% 2.7% 0.1%
78.3% 82.4% 87.5% 87.3% Net operating income - adjusted cash 3.1% 2.3% 3.0% 0.8%
$        1.14 $        1.50 $        1.50 $        1.36 2.6% 2.9% 2.3% 2.1%
28,227 30,127 33,852 34,758
Q1 2012 Q2 2012 Q3 2012 Q4 2012 (1.1%) (3.9%) (1.8%) (2.4%)
17,100 $    21,056 $    33,704 $    47,517 $
0.03 $             0.04 $             0.06 $             0.09 $
28,598 29,243 31,515 36,715
16,401 18,523 21,483 25,166
Total turnover costs 44,999 47,766 52,998 61,881
62,099 $    68,822 $    86,702 $    109,398 $
11.9%
(C)
12.0%
(C)
12.7% 13.9%
76.9% 72.2% 72.0% 75.4%
47,734 $    49,689 $    62,428 $    82,488 $
  Same Store Information (A)
Prologis share
Weighted average ownership percent
  Leasing Activity
Total square feet of leases signed
Properties under development
Trailing four quarters - % of gross NOI
$ per square foot
Average occupancy
Total capital expenditures
Leasing commissions
Property improvements
Rental income
Rental expenses
Operating portfolio:
Weighted average customer retention
Percentage change in rental rates
Tenant improvements
  Capital Expenditures Incurred
Square feet of leases signed:
Square feet of population
Percentage change:
Net operating income - GAAP
Square feet of leasing activity
Turnover costs (per square foot) (B)
92.1% 92.1%
96.2%
92.3%
92.2% 92.1%
96.8%
92.4%
93.3%
92.0%
96.5%
93.1%
94.2%
93.0%
96.9%
94.0%
85%
90%
95%
100%
Total Asia
Americas
Europe
Q1 2012   Q2 2012   Q3 2012   Q4 2012
Q1 2012   Q2 2012   Q3 2012   Q4 2012 Q1 2012   Q2 2012   Q3 2012   Q4 2012 Q1 2012   Q2 2012   Q3 2012   Q4 2012
Operations Overview
Operating Metrics – Owned and Managed

(A)   See the Notes and Definitions for further explanations.
(B)   Turnover costs per foot represent expected costs based on the leases signed during the quarter, rather than costs incurred as presented in the “Capital Expenditures Incurred” section.
(C)   This metric is calculated using the trailing twelve month NOI based on pro forma information for the pre-Merger period.
(square feet and dollars in thousands)
Period Ending Occupancy by Division

Copyright © 2013 Prologis
Supplemental 4Q 2012
Operations Overview
Customer Information – Owned and Managed

1 DHL 2.0% 12,074        Month to month customers $ 39,295       1.5% 11,851        2.4%
2 CEVA Logistics 1.4% 6,872          2013 342,020     12.6% 64,196        13.1%
3 Kuehne & Nagel 1.3% 7,074          2014 388,289     14.3% 75,030        15.3%
4 Geodis 1.0% 5,726          2015 411,423     15.2% 79,793        16.2%
5 Amazon.com, Inc. 0.9% 4,678          2016 350,782     13.0% 63,626        13.0%
6 Home Depot, Inc. 0.9% 4,326          2017 328,410     12.1% 60,939        12.4%
7 FedEx Corporation 0.8% 2,376          Thereafter 846,453     31.3% 135,657      27.6%
8 PepsiCo 0.8% 5,350          Total $ 2,706,672 100% 491,092 100%
9 Hitachi Ltd 0.8% 2,141
10 United States Government 0.8% 1,483
10.7% 52,100
11 Panasonic Logistics Co. Ltd. 0.7% 2,248
12 Tesco PLC 0.7% 2,693          Month to month customers $ 27,321       1.5% 8,570          2.5%
13 Sagawa Express 0.6% 1,112          2013 249,631     13.4% 47,004        13.7%
14 Nippon Express Group 0.6% 1,575          2014 278,486     15.0% 56,068        16.3%
15 ND Logistics 0.6% 2,724          2015 275,210     14.8% 54,968        16.0%
16 Wal-Mart Stores 0.6% 3,239          2016 249,409     13.4% 46,316        13.5%
17 Panalpina, Inc. 0.6% 2,457          2017 215,577     11.6% 39,881        11.6%
18 Kraft Foods, Inc. 0.5% 3,020          Thereafter 561,431 30.3% 90,893 26.4%
19 Unilever 0.5% 3,920          Total $ 1,857,065 100% 343,700 100%
20 UPS SCS (United Parcel Service Inc.) 0.5% 2,217
21 DB Schenker 0.5% 2,410
22 Caterpillar Logistics Services 0.4% 1,153
23 APL (Neptune Orient Lines) 0.4% 3,983
24 LG 0.4% 2,540
25 La Poste 0.4% 1,278
18.7% 88,669
Percentage
of Total
   Top Customers    Lease Expirations - Operating Portfolio - Owned and Managed
Year
Percentage
of Total
% of Annual
Base Rent
Total Square
Feet
Occupied
Square Feet
Annual Base
Rent
Top 10 Customers
Top 25 Customers
   Lease Expirations - Operating Portfolio - Prologis Share
Year
Annual Base
Rent
Percentage
of Total
Occupied
Square Feet
Percentage
of Total
(square feet and dollars in thousands)

Copyright © 2013 Prologis
Supplemental 4Q 2012
Capital Deployment
Dispositions and Contributions

(A) Prologis share reflects our effective ownership. For contributions, this amount reflects cash proceeds to Prologis (net of units received for partial consideration).
(B) This is a consolidated fund.
(C) This was a consolidated fund through the second quarter of 2012. Beginning in the third quarter, the assets and liabilities of this fund are now wholly owned.
(square feet and dollars in thousands)
Prologis wholly owned
7,216               7,216                $332,488 $332,488 100.0% 14,414             14,414              $714,375 $714,375 100.0%
Prologis AMS (B)
204                  78                      14,560             5,604                38.5% 204                  78                      14,560             5,604                38.5%
Prologis Institutional Alliance Fund II (B) 420                  118                   33,693             9,485                28.2% 850                  239                   62,693             17,649              28.2%
Prologis North American Industrial Fund
1,541               355                   56,817             13,102              23.1% 1,601               369                   59,217             13,656              23.1%
Prologis North America Properties Fund I
1,406               581                   58,769             24,272              41.3% 1,406               581                   58,769             24,272              41.3%
Prologis North American Properties Fund XI -                        -                         -                        -                         -                        3,616               723                   138,959           27,791              20.0%
Prologis Targeted U.S. Logistics Fund
753                  180                   52,449             12,561              23.9% 819                  196                   56,081             13,468              24.0%
Total Americas
11,540             8,528                548,776           397,512            72.4% 22,910             16,600              1,104,654        816,815            73.9%
Prologis wholly owned
5,214               5,214                251,114           251,114            100.0% 7,390               7,390                386,136           386,136            100.0%
Prologis European Properties (C)
-                        -                         -                        -                         -                        3,670               3,439                338,862           317,513            93.7%
Prologis European Properties Fund II 553                  164                   30,569             9,085                29.7% 2,596               772                   180,743           53,715              29.7%
Prologis Targeted Europe Logistics Fund
128                  41                      7,445               2,393                32.1% 345                  111                   15,813             5,079                32.1%
Total Europe
5,895               5,419                289,128           262,592 90.8% 14,001             11,712              921,554           762,443            82.7%
Asia
Prologis wholly owned
-                        -                         -                        -                         -                            592                  592                   36,938             36,938              100.0%
Prologis Japan Fund 1 -                        -                         -                        -                         -                            8                       2                        993                  199                   20.0%
Total Asia
-                        -                         -                        -                         -                            600                  594                   37,931             37,137              97.9%
Total Third Party Building Dispositions 17,435             13,947              $837,904 $660,104 78.8% 37,511             28,906              $2,064,139 $1,616,395 78.3%
Brazil Fund and joint ventures
515                  129                   $52,482 $13,121 25.0% 815                  204                   $80,844 $20,211 25.0%
Prologis Mexico Fondo Logistico (B) -                        -                         -                        -                         -                            755                  755                   40,650             32,520              80.0%
Total Americas
515                  129                   52,482             13,121              25.0% 1,570               959                   121,494           52,731              43.4%
Prologis European Properties Fund II 2,104               2,104                169,933           169,933            100.0% 2,240               2,240                185,947           185,947            100.0%
Europe Logistics Venture 1
1,781               1,781                131,633           111,888            85.0% 1,920               1,920                148,508           126,231            85.0%
Prologis Targeted Europe Logistics Fund
624                  624                   47,434             29,690              62.6% 624                  624                   47,434             29,690              62.6%
Total Europe 4,509               4,509                349,000           311,511            89.3% 4,784               4,784                381,889           341,868            89.5%
Asia
Total Asia
-                        -                         -                        -                         -                            -                        -                         -                        -                         -
5,024               4,638                $401,482 $324,632 80.9% 6,354               5,743                $503,383 $394,599 78.4%
22,459             18,585              $1,239,386 $984,736 79.5% 43,865             34,649              $2,567,522 $2,010,994 78.3%
36,435             36,435              100.0% 91,306             91,306              100.0%
3,412               3,412                100.0% 16,836             15,455              91.8%
$1,279,233 $1,024,583 80.1% $2,675,664 $2,117,755 79.1%
7.3% 7.3%
Americas
FY 2012
Prologis Share of
Proceeds (%) (A)
Prologis Share
of Square Feet
Prologis Share of
Proceeds (%) (A)
Total Proceeds
Prologis Share
of Proceeds ($)
Square Feet
Prologis Share
of Square Feet
Prologis Share
of Proceeds ($)
Total Proceeds
Weighted average stabilized cap rate on building dispositions and contributions
Grand Total Dispositions and Contributions
Europe
Square Feet
Q4 2012
Land dispositions and contributions
Other real estate dispositions
Americas
Europe
Total Contributions and Dispositions to Co-Investment Ventures
Total Building Dispositions and Contributions
Building Contributions and Dispositions to Co-Investment Ventures
Third Party Building Dispositions

Copyright © 2013 Prologis
Supplemental 4Q 2012
Capital Deployment
Third Party Building Acquisitions

Prologis Share of Prologis Share of
Acquisition
Cost (%) (A)
Acquisition
Cost (%) (A)
Third Party Building Acquisitions
Prologis wholly owned (B) 2,556              2,556             $  111,976 $  111,976 100.0% 3,563          3,563          $  169,019 $  169,019 100.0%
Prologis Mexico Fondo Logistico (C) 159                 32                  6,773              1,355                  20.0% 449             90               17,048             3,410                  20.0%
Prologis North American Industrial Fund -                      -                      -                      -                           -                           41               9                 2,886               667                      23.1%
Prologis Targeted U.S. Logistics Fund 2,154              516                157,718          37,766                23.9% 3,125          770             267,679           66,099                24.7%
Total Americas (D) 4,869              3,104             276,467          151,097              54.7% 7,178          4,432          456,632           $  239,195 52.4%
Europe Logistics Venture 1 -                      -                      -                      -                           -                           762             114             50,194             7,529                  15.0%
Prologis European Properties Fund II - - - - - 717             213             36,812             10,940                29.7%
Total Europe -                      -                      -                      -                           -                           1,479          327             87,006             18,469                21.2%
Asia -                      -                      -                      -                           -                           -                  -                  -                       -                           -
4,869              3,104             $  276,467 $  151,097 54.7% 8,657          4,759          $  543,638 $  257,664 47.4%
7.4% 7.3%
Q4 2012 FY 2012
Prologis Share of
Acquisition
Cost ($)
Prologis
Share of
Square Feet
Square Feet
Acquisition
Cost
Prologis Share of
Acquisition
Cost ($)
Acquisition
Cost
Square Feet
Americas
Weighted average stabilized cap rate
Prologis Share
of Square
Feet
Total Third Party Building Acquisitions
Europe
(square feet and dollars in thousands)
(A) Prologis share reflects our effective ownership.
(B) Includes properties totaling 2.4 million square feet for total acquisition costs of $97.8 million that were acquired upon dissolution of one of our other unconsolidated joint ventures during the fourth quarter.
(C) This is a consolidated fund.
(D) Includes properties acquired in the fourth quarter and designated as Value Added Acquisitions totaling 2.2 million square feet for total acquisition costs of $107.8 million, of which 1.7 million square feet and $76.4 million of acquisition costs were Prologis’ share.

Copyright © 2013 Prologis
Supplemental 4Q 2012
Capital Deployment
Development Starts – Current Quarter

(in thousands, except percent and per square foot)
(A) Prologis share reflects our effective ownership.
(B) Value Creation excludes fees or promotes that we may earn. See complete definition in the Notes and Definitions section.
Square Feet
Total Expected
Investment
Cost Per
Square Foot
Leased % at
Start Square Feet
Total Expected
Investment
Cost Per
Square Foot
Leased % at
Start Square Feet
Total Expected
Investment
Americas
3,661 $377,958 $103 47.9% 3,661 $377,958 $103 47.9% 100.0% 100.0%
Brazil Fund and joint ventures 1,478 151,600 103 45.7% 370 37,900 102 45.7% 25.0% 25.0%
Total Americas 5,139 529,558 103 47.3% 4,031 415,858 103 47.7% 78.4% 78.5%
Europe
820 70,086 85 100.0% 820 70,086 85 100.0% 100.0% 100.0%
820 70,086 85 100.0% 820 70,086 85 100.0% 100.0% 100.0%
Asia
1,308 127,547 98 33.5% 1,308 127,547 98 33.5% 100.0% 100.0%
1,308 127,547 98 33.5% 1,308 127,547 98 33.5% 100.0% 100.0%
Total 7,267               $727,191 $100 50.8% 6,159               $613,491 $100 51.7% 84.8% 84.4%
Prologis Share ($) - Q4 Prologis Share (%) - Q4 (A)
Consolidated
Total Europe
Consolidated
Total Asia
Total Q4 2012
Consolidated
Weighted average estimated stabilized yield 7.9%
$57,095
Weighted average estimated cap rate at stabilization 6.8%
$106,640
Estimated development margin 14.7%
Prologis share of value creation on development starts (B) 66.4%
Prologis share of value creation on development starts (B) $70,776
Pro forma NOI
Estimated value creation (B)

Copyright © 2013 Prologis
Supplemental 4Q 2012
$-
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
$1,400,000
$1,600,000
$1,800,000
2009 2010 2011 2012
Americas Europe Asia
Capital Deployment
Development Starts – FY 2012

(A) Prologis share reflects our effective ownership.
(B) Value Creation excludes fees or promotes that we may earn. See complete definition in the Notes and Definitions section.
(C) This represents the economic gain realized from the sale of a Value Added Conversion “VAC” property during the year. The gain represents the amount by which the sales proceeds exceeds the amount included in NAV for this property.
FY 2012 Development Starts
Historical Development Starts (TEI)
(in thousands, except percent and per square foot)
$313,877
$758,905
$1,016,763
$1,552,785
Americas
Europe Asia Prologis Share
Partners’ Share Speculative Build to Suit
$133,639
9%
$193,598
12%
$671,263
43%
$832,415
53%
$586,731
38%
$1,359,187
88%
$881,522
57%
Square Feet
Total Expected
Investment
Cost Per
Square Foot
Leased % at
Start Square Feet
Total Expected
Investment
Cost Per
Square Foot
Leased % at
Start Square Feet
Total Expected
Investment
Americas
8,514
$612,561 $72 39.6% 8,514 $612,561 $72 39.6% 100.0% 100.0%
Brazil Fund and joint ventures
2,210
219,854 99 63.7% 553 54,964 99 63.7% 25.0% 25.0%
Total Americas
10,724
832,415 78 44.6% 9,067 667,525 74 41.1% 84.5% 80.2%
Europe
1,709
133,639 78 84.5% 1,709 133,639 78 84.5% 100.0% 100.0%
1,709
133,639 78 84.5% 1,709 133,639 78 84.5% 100.0% 100.0%
Asia
3,859
552,957 143 77.5% 3,859 552,957 143 77.5% 100.0% 100.0%
Prologis China Logistics Venture I
598
33,774 56 0.0% 90 5,066 56 0.0% 15.0% 15.0%
4,457
586,731 132 67.1% 3,949 558,023 141 75.7% 88.6% 95.1%
Total
16,890 $1,552,785 $92 54.5% 14,725 $1,359,187 $92 55.4% 87.2% 87.5%
Weighted average estimated stabilized yield 7.9%
$122,624
Weighted average estimated cap rate at stabilization 6.7%
$281,006
Estimated development margin 18.1%
Prologis share of value creation on development starts (B) 79.8%
Prologis share of value creation on development starts (B) $224,262
Prologis share of value creation realized on VAC buildings (C) 10,954
$235,216
Prologis Share ($) - FY 2012 Prologis Share (%) - FY 2012 (A)
Consolidated
Total Europe
Consolidated
Total Prologis share of estimated and realized value creation year to date
Pro forma NOI
Estimated value creation (B)
Total Asia
Total FY 2012
Consolidated

Copyright © 2013 Prologis
Supplemental 4Q 2012
Capital Deployment
Development Portfolio

(in thousands, except percent)
(A) Value creation excludes fees or promotes that we may earn. See complete definition in the Notes and Definitions section.
Sq Ft TEI $ Sq Ft TEI $ Sq Ft TEI $ Sq Ft TEI $ TEI $
Prologis share of
TEI $ %  of Total Leased %
147 $7,717 1,334 $57,250 - $0 1,334 $57,250 $64,967 $64,967 3.5% 33.7%
706
71,717
1,612 69,182 879 101,742 2,491 170,924 242,641 242,641 13.1% 75.5%
- - 1,258 134,220 - - 1,258 134,220 134,220 134,220 7.2% 80.9%
415 26,850 800 48,145 - - 800 48,145 74,995 74,995 4.0% 0.0%
U.S. Total 1,268 106,284 5,004 308,797 879 101,742 5,883 410,539 516,823 27.8% 55.0%
- - 910 107,351 - - 910 107,351 107,351 107,351 5.8% 0.0%
383 19,368 854 53,085 - - 854 53,085 72,453 72,453 3.9% 8.1%
Americas total 1,651
125,652 6,768 469,233 879 101,742 7,647 570,975 696,627
37.5%
43.3%
- - - - - - - - - - 0.0% 0.0%
507 38,862 - - 262 16,681 262 16,681 55,543 55,543 3.0% 48.4%
201 10,647 265 14,773 - - 265 14,773 25,420 25,420 1.4% 100.0%
- - 698 76,575 - - 698 76,575 76,575 76,575 4.1% 100.0%
Europe total
708
49,509 963 91,348 262 16,681 1,225 108,029 157,538
157,538
8.5% 79.5%
2,166 317,070 2,203 333,298 1,087 154,166 3,290 487,464 804,534 804,534 43.3% 79.2%
- - 568 22,913 - - 568 22,913 22,913 22,913 1.2% 77.0%
Asia total 2,166
317,070
2,771 356,211 1,087 154,166 3,858 510,377 827,447 827,447 44.5% 79.0%
4,525 492,231 10,502 916,792 2,228 272,589 12,730 1,189,381 1,681,612 1,681,612 90.5% 59.9%
- - 486 22,694 - - 486 22,694 22,694 22,694 1.2% 0.0%
260 14,648 - - - - - - 14,648 14,648 0.8% 0.5%
260 14,648 486 22,694 - - 486 22,694 37,342 37,342 2.0% 0.2%
4,785 506,879 10,988 939,486 2,228 272,589 13,216 1,212,075 1,718,954 1,718,954 92.5% 57.4%
Prologis Targeted U.S. Logistics Fund
272 32,196 - - - - - - 32,196 7,709 0.4% 0.0%
Brazil Fund and joint ventures
- - 2,249 217,144 - - 2,249 217,144 217,144 108,572 5.8% 48.5%
Prologis Targeted Europe Logistics Fund
47 5,862 250 24,691 - - 250 24,691 30,553 9,820 0.5% 0.0%
Prologis China Logistics Venture I
- - 598 34,067 1,078 59,264 1,676 93,331 93,331 14,000 0.8% 0.0%
319 38,058 3,097 275,902 1,078 59,264 4,175 335,166 373,224
140,101
7.5% 24.3%
5,104 $   544,937 14,085 $  1,215,388 3,306 $        331,853 17,391 1,547,241 $          2,092,178 $   1,859,055 100.0% 50.8%
4,865 $    516,472 12,283 $  1,061,104 2,389 $         281,478 14,672 $       1,342,582 $          1,859,054 55.7%
95.3% 94.8% 87.2% 87.3% 72.3% 84.8% 84.4% 86.8% 88.9%
$      38,087 $     651,527 $        253,386 $          904,913 $             943,000
$      32,845 $     575,552 $        219,301 $          794,853 $             827,698
0.0% 64.0% 23.5% 55.5% 40.1%
53.7% 52.0% 40.8% 49.9% 50.8%
7.6% 7.9% 7.5% 7.9% 7.8%
$            163,113
Weighted average estimated cap rate at stabilization 6.5%
$            398,151
Estimated development margin 19.0%
$            354,340
89.0%
Total Development Portfolio
Consolidated
Total Under
Development
U.S.
2014 and thereafter
Expected Completion
2013 Expected
Completion
Pre-Stabilized
Developments
Prologis share of value creation (A)
Prologis share of cost to complete
Percent build to suit (based on Prologis share)
Leased percent
Prologis share of value creation (A)
Pro forma NOI
Estimated value creation (A)
Weighted average estimated stabilized yield
Cost to complete
Central
East
Northwest
United Kingdom
Europe
Southwest
Northern Europe
Southern Europe
Latin America
Europe
Central Europe
Japan
Asia
China
Canada
Under Development
Total development portfolio - owned & managed
Total global markets
Total unconsolidated development portfolio
Total regional and other markets
Regional and other markets
Americas
Unconsolidated
Total consolidated development portfolio
516,823
696,627
Total development portfolio - Prologis share (%)
Total development portfolio - Prologis share
$

Copyright © 2013 Prologis
Supplemental 4Q 2012
Capital Deployment
Land Portfolio – Owned and Managed

(A) Ordered by our share of current book value.
(dollars in thousands)
Region
Prologis Prologis Prologis Prologis % of
Share  Share (%) Share ($) Share (%) Total
Atlanta East 616 616 100.0% $  25,656 $  25,656 100.0% 1.4%
Baltimore/Washington East 106 106 100.0% 13,137 13,137 100.0% 0.7%
Central Valley Northwest 1,155 1,155 100.0% 37,521 37,521 100.0% 2.0%
Central & Eastern PA East 311 311 100.0% 27,187 27,187 100.0% 1.5%
Chicago Central 567 567 100.0% 49,233 49,233 100.0% 2.7%
Dallas/Ft. Worth Central 459 459 100.0% 26,909 26,909 100.0% 1.5%
Houston Central 47 47 100.0% 5,422 5,422 100.0% 0.3%
New Jersey/New York City East 323 323 100.0% 132,340 132,340 100.0% 7.2%
South Florida East 377 377 100.0% 148,691 148,691 100.0% 8.1%
Southern California Southwest 882 882 100.0% 184,053 184,053 100.0% 10.0%
Canada 183 183 100.0% 62,451 62,451 100.0% 3.4%
Mexico 901 901 100.0% 177,060 177,060 100.0% 9.6%
Brazil 269 135 50.0% 78,508 39,254 50.0% 2.1%
6,196 6,062 97.8% 968,168 928,914 95.9% 50.5%
Northern 30 30 100.0% 10,363 10,363 100.0% 0.6%
Southern 503 503 100.0% 89,911 89,911 100.0% 4.9%
Northern 116 116 100.0% 22,405 22,405 100.0% 1.2%
Northern 68 68 100.0% 67,839 67,839 100.0% 3.7%
CEE 775 775 100.0% 96,606 96,606 100.0% 5.3%
Southern 100 100 100.0% 15,717 15,717 100.0% 0.9%
UK 987 987 100.0% 257,055 257,055 100.0% 14.0%
2,579 2,579 100.0% 559,896 559,896 100.0% 30.6%
China 103 31 30.1% 29,063 11,550 39.7% 0.6%
Japan 67 67 100.0% 80,071 80,071 100.0% 4.4%
170 98 57.6% 109,134 91,621 84.0% 5.0%
8,945 8,739 97.7% 1,637,198 1,580,431 96.5% 86.1%
C.E.E. 247 247 100.0% 40,530 40,530 100.0% 2.2%
C.E.E. 338 338 100.0% 38,111 38,111 100.0% 2.1%
Southern 107 107 100.0% 32,840 32,840 100.0% 1.8%
East 129 129 100.0% 25,686 25,686 100.0% 1.4%
C.E.E. 95 95 100.0% 16,915 16,915 100.0% 0.9%
East 229 229 100.0% 13,097 13,097 100.0% 0.7%
Northwest 66 66 100.0% 8,727 8,727 100.0% 0.5%
Central 165 165 100.0% 7,293 7,293 100.0% 0.4%
Central 199 199 100.0% 6,692 6,692 100.0% 0.4%
Central 127 127 100.0% 4,474 4,474 100.0% 0.2%
Central 15 15 100.0% 1,480 1,480 100.0% 0.1%
1,717
1,717
100.0% 195,845 195,845 100.0% 10.7%
Total other markets (10  markets)
Various 607 607 100.0% 60,433 60,433 100.0% 3.2%
Total land portfolio - owned and managed 11,269 11,063 98.2% 1,893,476 $      1,836,709 $      97.0% 100.0%
Original Cost Basis 3,017,610 $      2,976,621 $
Columbus
Regional markets (A)
Netherlands
Poland
Spain
Total global markets
China
Japan
Asia total
Europe total
United Kingdom
Land by Market
Total Owned &
Managed
Current Book Value
Brazil
Mexico
Acres
Global markets
U.S.
Canada
Cincinnati
Americas total
Total Owned &
Managed
Total regional markets
Central Florida
Savannah
Slovakia
Memphis
Indianapolis
Hungary
Italy
Czech Republic
Belgium
France
Germany
Denver

Copyright © 2013 Prologis
Supplemental 4Q 2012
Capital Deployment
Land Portfolio – Summary and Roll Forward

Investment at
Acres % of Total December 31, 2012 % of Total
7,345                            65.2% 996,161 $                     52.6%
Brazil Fund and joint ventures 269                               2.4% 78,508 4.1%
Total Americas 7,614                            67.6% 1,074,669                     56.7%
3,485                            30.8% 709,673                        37.5%
85 0.8% 88,530 4.7%
Prologis China Logistics Venture 1 85 0.8% 20,604 1.1%
Total Asia 170                               1.6% 109,134                        5.8%
11,269                          100.0% 1,893,476 $                 100.0%
Americas Europe Asia Total
1,111,379 $                 758,502 $                     138,039 $                     2,007,920 $
Acquisitions 103,706 24,167 16,348 144,221
Dispositions (9,262) (15,906) (7,651) (32,819)
Development starts (143,986) (18,550) (27,603) (190,139)
Infrastructure costs 30,324 5,461 1,917 37,702
Reclasses 7,628 - - 7,628
Impairment charges (21,144) (56,403) - (77,547)
Effect of changes in foreign exchange rates and other (3,976) 12,402 (11,916) (3,490)
1,074,669 $                 709,673 $                     109,134 $                     1,893,476 $
Land Portfolio Summary
Consolidated
Americas
Total land portfolio - owned and managed
Consolidated
Europe
Asia
Consolidated
As of December 31, 2012
Land Roll Forward - Owned and Managed
As of September 30, 2012
(dollars in thousands)
.

Copyright © 2013 Prologis
Supplemental 4Q 2012
Private Capital
Detail Information
24
Investment Information
Co-Investment Ventures Type Investment Type Geographic Focus Ownership Date Established Term
Prologis Institutional Alliance Fund II Core Consolidated US 28.2% June 2001 Closed end
Prologis AMS Core Consolidated US 38.5% June 2004 Closed end
Prologis Mexico Fondo Logistico (A) Core/Development Consolidated Mexico 20.0% July 2010 Closed end
Prologis Targeted U.S. Logistics Fund (A) Core Unconsolidated US 23.9% October 2004 Open end
Prologis North American Industrial Fund Core Unconsolidated US 23.1% March 2006 Open end
Prologis DFS Fund I Development Unconsolidated US 15.0% October 2006 Closed end
Prologis North American Industrial Fund III Core Unconsolidated US 20.0% July 2007 Closed end
Prologis SGP Mexico Core Unconsolidated Mexico 21.6% December 2004 Closed end
Prologis Mexico Industrial Fund Core Unconsolidated Mexico 20.0% August 2007 Closed end
Prologis Brazil Logistics Partners Fund I (A)(B) Development Unconsolidated Brazil 50.0% December 2010 Closed end
Prologis Targeted Europe Logistics Fund (A) Core Unconsolidated Europe 32.4% June 2007 Open end
Prologis European Properties Fund II (A) Core Unconsolidated Europe 29.7% August 2007 Open end
Europe Logistics Venture 1 (A) Core Unconsolidated Europe 15.0% February 2011 Open end
Prologis Japan Fund 1 Core Unconsolidated Japan 20.0% June 2005 Closed end
Prologis China Logistics Venture 1 (A) Core/Development Unconsolidated China 15.0% March 2011 Closed end

(A) These funds are or will be actively investing in new properties through acquisition and/or development activities, whereas the remaining funds do not expect to be actively investing in new properties.
(B) We have a 50% ownership interest in and consolidate an entity that in turn owns 50% of an entity that is accounted for on the equity method (“Brazil Fund”). The Brazil Fund develops industrial properties in Brazil and has sold properties to an entity in which it maintains an equity interest. We also have other joint ventures that we account for using the equity method.  We show our ownership in these entities at our effective ownership and include the properties in our owned and managed pool.
(C) Values represent Prologis’ stepped up basis and may not be comparable to values reflected in the entities’ stand alone financial statements calculated on a different basis.
Prologis Investment In
and Advances To
47,340 $41,914 $2,888,458 $1,192,165 $9,665 $38,660 $274,913 $13,693 209,580
17,655 12,993 941,724 647,774 2,599 10,396 129,555 28,872 20,860
44,436 50,726 4,151,258 1,566,099 12,146 48,584 375,004 2,492 645,241
9,502 7,931 598,120 214,149 1,586 6,344 42,830 669 50,681
6,361 6,101 415,013 215,282 1,318 5,272 46,501 (11,272) 33,245
2,161 4,449 196,065 - 666 2,664 - (2,951) 152,224
Americas 127,455 124,114 9,190,638 3,835,469 27,980 111,920 868,803 31,503 1,111,831
55,275 71,174 4,881,068 1,734,126 21,153 84,612 515,382 (47,626) 398,291
11,896 21,578 1,545,944 650,100 6,935 27,740 208,954 21,152 280,430
Europe Logistics Venture I 3,123 2,206 243,677 - 331 1,324 - 906 44,027
Europe 70,294 94,958 6,670,689 2,384,226 28,419 113,676 724,336 (25,568) 722,748
7,255 22,876 1,533,307 848,856 4,575 18,300 169,771 18,218 144,352
3,749 3,338 231,301 124,000 501 2,004 18,600 4,313 34,149
Asia 11,004 26,214 1,764,608 972,856 5,076 20,304 188,371 22,531 178,501
208,753 $245,286 $17,625,935 $7,192,551 $61,475 $245,900 $1,781,510 $28,466 $2,013,080
Information by Unconsolidated Co-investment Venture (C):
Prologis' Share
Fourth Gross Book Value of Fourth Annualized
Debt Quarter NOI
(in thousands)
Square Feet Quarter NOI Operating Buildings Pro forma NOI Debt Assets (Liabilities)
Total
Prologis North American Industrial Fund III
Prologis Targeted U.S. Logistics Fund
Prologis Mexico Industrial Fund
Prologis SGP Mexico
Brazil Fund and joint ventures
Prologis European Properties Fund II
Prologis Targeted Europe Logistics Fund
Prologis Japan Fund 1
Prologis China Logistics Venture 1
Prologis North American Industrial Fund
Total Other Tangible

Copyright © 2013 Prologis
Supplemental 4Q 2012
Private Capital
Operating and Balance Sheet Information

(A) Includes the unconsolidated co-investment ventures listed on the previous page.
(B) Represents the entire entity, not our proportionate share.
(dollars in thousands)
$ (99)               $ 10,136          $ (323)             $ 9,714
632               12                 56                 700
533               10,148          (267)             10,414
17,602          9,164            4,896            31,662
$
18,135
$
19,312
$
4,629
$
42,076
$ 9,190,638     $ 6,670,689     $ 1,764,608     $ 17,625,935
(878,707)      (492,243)      (82,600)        (1,453,550)
211,773        22,415          54,482          288,670
546,718        404,297        200,520        1,151,535
$
9,070,422
$
6,605,158
$
1,937,010
$
17,612,590
$ 3,835,469     2,384,226     972,856        $ 7,192,551
334,942        569,615        89,645          994,202
$
4,170,411
$
2,953,841
$
1,062,501
$
8,186,753
23.2% 29.7% 19.2% 25.1%
Properties under development and land
Prologis' share of the co-investment ventures' net earnings (loss)
Interest income
Earnings (loss) from unconsolidated co-investment ventures, net
Weighted average ownership
Other assets
Other liabilities
Total liabilities
Fees earned by Prologis
Condensed Balance Sheet of the Unconsolidated Co-Investment Ventures, Aggregated (A)(B)
Total earnings recognized by Prologis, net
As of December 31, 2012
Third party debt
Total assets
Operating industrial properties, before depreciation
Accumulated depreciation
$ 178,349        $ 128,412        $ 34,692          $ 341,453
(49,672)        (29,904)        (8,478)          (88,054)
128,677        98,508          26,214          253,399
(4,311)          (3,123)          (122)             (7,556)
(40,273)        (13,742)        (2,257)          (56,272)
(3,631)          (4,952)          (4,992)          (13,575)
(57,224)        (29,178)        (5,030)          (91,432)
(1,207)          (1,719)          (1,076)          (4,002)
22,031          45,794          12,737          80,562
(76,670)        (40,094)        (14,245)        (131,009)
3,667            (372)             900               4,195
38,048          8,844            -               46,892
(2,381)          9,701            (52)               7,268
$
(15,305)
$
23,873
$
(660)
$
7,908
$ 7,466            $ 16,031          $ 3,433            $ 26,930
632               12                 56                 700
8,098            16,043          3,489            27,630
17,602          9,164            4,896            31,662
General and administrative expenses
Americas Europe Asia Total
Rental income
For the Three Months Ended December 31, 2012 FFO and Net Earnings (Loss) of the Co-Investment Ventures, Aggregated (A)(B)
Rental expenses
Net operating income from properties
Other expense, net
Loss on dispositions of investments in real estate, impairment charges and early extinguishment of debt, net
Interest expense
Current income tax expense
FFO of the unconsolidated co-investment ventures
Real estate related depreciation and amortization
For the Three Months Ended December 31, 2012 Prologis' Share of FFO and Net Earnings (Loss) of the Unconsolidated Co-Investment Ventures (A)
Gain on dispositions of investments in real estate, net
Deferred tax benefit (expense) and other income (expense), net
Net earnings (loss) of the unconsolidated co-investment ventures
Prologis' share of the co-investment ventures' FFO
Interest income
Fees earned by Prologis
FFO from unconsolidated co-investment ventures, net
Foreign currency exchange and unrealized derivative gains (losses), net
Total FFO recognized by Prologis, net
$
25,700
$
25,207 8,385
$
59,292
$

Copyright © 2013 Prologis
Supplemental 4Q 2012
Capitalization
Debt and Equity Summary

(A) Based on Prologis share of the total debt.  Interest rate is based on the effective rate (which includes the amortization of related premiums and discounts) assuming the net premiums (discounts)
associated with the respective debt were included in the maturities by year.
(B) Interest rate is based on the effective rate and weighted based on borrowings outstanding.
Dividend
Security Shares Value Series Rate Value
Common Stock 461.0            $36.49 $16,822 Series L 6.5% $49 $2,118
Partnership Units 3.2                $36.49 117                  Series M 6.8% 58
Total 464.2            $16,939 Series O 7.0% 75                     Borrowings outstanding
889
Series P 6.9% 50                     Outstanding letters of credit 68
Series Q 8.5% 100                  $1,161
Series R 6.8% 125
Series S 6.8% 125                  101
7.1% $582
$1,262
Less:
Current availability
Unrestricted cash
Total liquidity
Market Equity Preferred Stock Liquidity
Price
Aggregate lender commitments
(dollars and shares in millions)
$376 $483 $0 $0 $410 $1,269 $207 $1,476 $1,405 $2,881 $1,641 57.0% 4.4%
916          - 420         640          981          2,957        65             3,022          1,225            4,247        3,330        78.4% 3.6%
287          460          469         1              205          1,422        25             1,447          788               2,235        1,654        74.0% 3.5%
640          - - 1              318          959           127           1,086          1,301            2,387        1,291        54.1% 5.3%
700          - - 1              544          1,245        4               1,249          752               2,001        1,411        70.5% 4.2%
900          - - 1              309          1,210        74             1,284          266               1,550        1,287        83.0% 5.0%
647          - - 1              501          1,149        2               1,151          225               1,376        1,216        88.4% 5.4%
677          - - 1              9              687           2               689             723               1,412        878           62.2% 5.9%
- - - 1              155          156           2               158             345               503           239           47.5% 3.4%
- - - - 7              7               3               10               139               149           42             28.2% 5.8%
- 1              - 10            137          148           5               153             -                     153           150           98.0% 7.4%
Subtotal 5,143       944          889         657          3,576       11,209      516           11,725        7,169            18,894      13,139      69.5%
80            (67)          -              -              50            63             3               66               24                 90             70             77.8%
Subtotal 5,223       877          889         657          3,626       11,272      519           11,791        7,193            18,984      $13,209 69.6% 4.4%
-              -              -              -              -              -                (364)          (364)            (5,411)           (5,775)
Prologis share of debt $5,223 $877 $889 $657 $3,626 $11,272 $155 $11,427 $1,782 $13,209
$4,547 $877 $55 $29 $1,689 $7,197 $130 $7,327 $886 9,395 $     $8,213
559          - 226         482          504          1,771        21             1,792          574               2,887        2,366
- - 28           - 172          200           -                200             139               533           339
117          - 580         146          1,261       2,104        - 2,104          170               1,617        2,274
- - - - -              -                4               4                 13                 35             17
Prologis share of debt
$5,223 $877 $889 $657 $3,626 $11,272 $155 $11,427 $1,782 $13,209
Unamortized net premiums (discounts)
Third party share of debt
Prologis share of debt by local currency
Dollars
Euro
GBP
2019
2020
2021
Yen
Other
Thereafter
2022
2018
Entities Consolidated Entities
2016
Debt Debt Debt
Maturity
Debt Debt
2013
2014
2015
Total
Mortgage
2017
Facilities Debt
Senior Exchangeable Credit Other
Prologis
Debt Total Debt
Unsecured Consolidated Total Unconsolidated Secured
Debt
Prologis
Total Share of
Wtd. Avg.
Interest
Rate (A)
Prologis
Share (%)
4.3 1.2 1.8 1.5 3.9 3.6 3.0 3.6 3.5 4.1 3.6 Weighted average remaining maturity in years
5.6% 4.6% 1.5% 1.8% 4.0% 4.4% 4.4% 4.4% 4.7% 4.4% Weighted average interest rate (B)

Copyright © 2013 Prologis
Supplemental 4Q 2012
Capitalization
Debt Covenants and Other Metrics

(A) These calculations are made in accordance with the respective debt agreements, may be different than other covenants or metrics presented and are not calculated in accordance with the applicable SEC rules.
(B) All metrics include both consolidated and Prologis share of unconsolidated entities.
(C) See Notes and Definitions for calculation of amounts.
(dollars in thousands)
Covenant Actual Covenant Actual
<60% 39.4% <60% 39.4%
>1.5x 2.72x >1.5x 2.71x
<40% 13.5% <40% 13.5%
>150% 276.6% >150% 276.6%
Covenant Actual
<60% 43.0%
>1.5x 2.41x
>1.5x 3.33x
<35% 14.9%
>$10.0 billion $15.4 billion
Fourth Quarter Third Quarter
43.9% 44.7%
18.3% 19.5%
234.6% 227.1%
2.18x 2.26x
8.89x 9.00x
Unencumbered Encumbered Total
14,095,141 $            8,513,107 $              22,608,248 $
951,643 - 951,643
1,727,275 67,089 1,794,364
454,868 - 454,868
- 188,000 188,000
7,973 18,054 26,027
Total consolidated 17,236,900 8,786,250 26,023,150
1,210,593 3,195,839 4,406,432
109,073 5,011 114,084
Gross real estate assets 18,556,566 $            11,987,100 $            30,543,666 $
Unsecured Secured
Debt Mortgage Debt Total
7,632,700 $              3,576,086 $              11,208,786 $
67,749 448,103 515,852
208,903 1,566,540 1,775,443
Total debt - at par 7,909,352 5,590,729
13,500,081
(50,099) (312,332) (362,431)
Total Prologis share of debt - at par 7,859,253 5,278,397 13,137,650
16,334 49,822 66,156
- (1,733) (1,733)
- 6,067 6,067
Total debt, net of premium (discount) 7,875,587 $
5,332,553
$
13,208,140
$
New Prologis Indenture Legacy AMB Indenture
Debt as % of gross real estate assets
Debt/Adjusted EBITDA
Unencumbered debt service coverage ratio
Outstanding indebtedness to adjusted total assets
Maximum consolidated leverage to total asset value
Global Line
Debt Metrics (A) (B) (C)
Fixed charge coverage ratio
2012
Covenants as of December 31, 2012 (A)
Minimum net worth
Fixed charge coverage ratio
Maximum secured debt to adjusted total assets
Unencumbered assets ratio to unsecured debt
Fixed charge coverage ratio
Maximum secured debt to total asset value
Unconsolidated development portfolio and land - Prologis' share
Operating properties
Unconsolidated operating properties - Prologis' share
Encumbrances as of December 31, 2012
Secured debt as % of gross real estate assets
Unencumbered gross real estate assets to unsecured debt
Consolidated:
Development portfolio
Land
Other real estate investments
Notes receivable backed by real estate
Assets held for sale
Our share of premium (discount) - unconsolidated
Premium (discount) - consolidated
Secured and Unsecured Debt as of December 31, 2012
Prologis debt
Consolidated entities debt
Our share of unconsolidated entities debt
Third party share of consolidated debt premium (discount)
Third party share of consolidated debt

Copyright © 2013 Prologis
Supplemental 4Q 2012
Capitalization
Assets  Under Management

0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
50,000
Europe
26.0%
Asia
13.7%
$ 30,730 $ 44,751
Debt
$13,209
Committed Equity/Investment
$1,791
Americas
60.3%
$ 44,751
Direct owned and other
assets
$26,602
Equity Cap
$16,939
AUM Private
Capital
$18,149
Preferred Shares
$582
Investors'  share of assets
in JVs/funds
$12,230
Prologis share of assets in
JVs/funds $4,128
Total
Enterprise
Value
$30,730
Total Enterprise Value
Total AUM by Division
Assets Under Management
(dollars in millions)

Copyright © 2013 Prologis
Supplemental 4Q 2012
224,233 $ 14,550,767 $ 65 $ 223,152 $ 223,152 $ 892,608 96.4%
61,222 4,525,590 74 85,220 85,220 340,880 95.7%
16,218 2,739,270 169 44,876 44,876 179,504 97.9%
2,128 8,512
301,673 21,815,627 72 353,248 355,376 1,421,504 96.3%
8,417 450,614 54 (2,966) 50.6%
3,905 245,959 63 (1,181) 15.2%
12,322 696,573
57
(4,147) 39.4%
313,995 $ 22,512,200 $ 72 $ 349,101 $ 355,376 $ 1,421,504 94.1%
28,516 $ 2,070,646 $ 73 $ 29,081 $ 29,081 $ 116,324 93.5%
20,720 1,984,071 96 29,737 29,737 118,948 94.8%
2,013 341,357 170 5,248 5,248 20,992 95.9%
1,297 5,188
51,249 $ 4,396,074 $ 86 $ 64,066 $ 65,363 $ 261,452 94.1%
365,244 $ 26,908,274 $ 74 $ 413,167 $ 420,739 $ 1,682,956 94.1%
Square Feet
1,651 $ 109,514 $ 125,652 $ 76 $ 9,223 29.6%
968 58,988 64,157 66 5,761 11.6%
2,166 303,912 317,070 146 24,242 64.2%
41.6%
8,133 236,348 593,669 73 40,522
1,225 40,657 108,029 88 8,465
3,858 202,224 510,377 132 38,418
18,001 $ 951,643 $ 1,718,954 $ 95 $ 126,631
1,190 $ 59,452 $ 116,281 $ 98 13,020
95 7,205 9,820 103 576
251 5,082 14,000 56 1,149
1,536 $ 71,739 $ 140,101 $ 91 $ 14,745
19,537 $ 1,023,382 $ 1,859,055 $ 95 $ 141,376
Prologis share of unconsolidated operating portfolio
Americas
Asia
Properties under development
Total operating portfolio
CONSOLIDATED
Prestabilized
Annualized
Adjusted Cash
NOI
CONSOLIDATED OPERATING PORTFOLIO
Fourth Quarter
Adjusted Cash
NOI (Actual)
Americas
Gross Book Value
Americas
Europe
Prologis interest in unconsolidated operating portfolio
UNCONSOLIDATED OPERATING PORTFOLIO (Prologis Share)
Europe
Properties generating net operating loss
Sub-total
Sub-total
Pro forma adjustment for mid-quarter acquisitions/development completions
Total consolidated portfolio
Square Feet
Real Estate Operations
Europe
Asia
Properties generating net  operating income
Percent
Occupied GBV per Sq. Ft.
Fourth Quarter
Adjusted Cash
NOI (Pro Forma)
Development
TEI per Sq Ft.
Percent
Occupied
Investment
Balance TEI
Pro forma adjustment for mid-quarter acquisitions/development completions
Prologis share of unconsolidated development portfolio
Europe
Asia
Annualized Pro
Forma NOI
Europe
Asia
Americas
Europe
Total development portfolio
Total consolidated portfolio
Asia
Americas
Development Platform (see development and pro rata operating information pages)
Americas
UNCONSOLIDATED (Prologis Share)
Prologis interest in unconsolidated development portfolio
Net Asset Value
Components

(in thousands, except for percentages and per square foot)

Copyright © 2013 Prologis
Supplemental 4Q 2012
Net Asset Value
Components - Continued

(in thousands)
$ 100,810
176,926
581,744
454,868
106,406
171,084
188,000
53,174
Investments in and advances to other unconsolidated joint ventures 182,702
7,693
$ 2,023,407
611,770
455,160
39,342
174,137
447,272
704,319
$ 2,432,000
$ 28,466
$ 2,976,621
$ 1,794,364
42,345
$ 1,836,709
Private capital revenue $ 31,715 $ 126,860
Private capital expenses (16,134) (64,536)
Private Capital NOI $ 15,581 $ 62,324
$ 4,099 $ 16,396
$ 11,208,786
Consolidated investee debt - at par 515,852
1,775,443
13,500,081
582,200
$ 14,082,281
Outstanding shares of common stock 460,966
Preferred stock
Total debt and preferred stock
Debt and Preferred Stock
Private capital
Development management income
As of December 31,
2012
Prologis debt - at par
Prologis share of unconsolidated debt - at par
Subtotal debt - at par
Current book value of land
Total
Private Capital / Development Management
Fourth Quarter Annualized
Prologis share of book value of land in unconsolidated entities
Our share of original land basis
Tenant security deposits
Other liabilities
Noncontrolling interests
UNCONSOLIDATED
Prologis share of net assets (liabilities)
Land
Investment Balance
Total liabilities and noncontrolling interests
Value added tax and other tax liabilities
Deferred income taxes
Restricted cash
Deposits, prepaid assets and other tangible assets
Other real estate investments
Accounts receivable
Notes receivable backed by real estate
Assets held for sale, net of liabilities
Total other assets
Other liabilities
Prologis receivable from unconsolidated co-investment ventures
Accounts payable and other current liabilities
Prologis' share of value added operating properties
Cash and cash equivalents
Balance Sheet and Other Items
As of December 31,
2012
CONSOLIDATED
Other assets

Copyright © 2013 Prologis
Supplemental 4Q 2012
Notes and Definitions

Please refer to our annual and quarterly financial statements filed with the Securities and Exchange
Commission on Forms 10-K and 10-Q and other public reports for further information about us and our business. Certain amounts from previous periods presented in the Supplemental Information have been reclassified to conform to the current presentation.
Our real estate operations segment represents the direct, long-term ownership of industrial properties.
Our investment strategy in this segment focuses primarily on the ownership and leasing of industrial properties in global and regional markets. Our intent is to hold and use these properties; however, depending on market and other conditions, we may contribute or sell these properties to co-
investment ventures or sell to third parties. When we contribute to an unconsolidated co-investment venture or sell properties we have developed, we recognize FFO to the extent the proceeds received exceed our original investment (i.e. prior to depreciation) and present the results as Gain (Loss) on are currently under development and land available for development that are part of this segment as well. We may develop the land or sell to third parties, depending on market conditions, customer demand and other factors. The private capital segment represents the long-term management of unconsolidated co-investment ventures and other joint ventures.
In June 2011, AMB Property Corporation (“AMB”) and ProLogis combined through a merger of equals (the “Merger”). As a result of the Merger, each outstanding ProLogis common share was converted into 0.4464 shares of AMB common stock. At the time of the Merger, AMB changed its name to Prologis, Inc. The Merger resulted in a reverse acquisition, in which AMB was considered the “legal acquirer” and ProLogis was considered the ”accounting acquirer”. As such, the historical results of AMB have not been included in the 2011 results.
During the second quarter of 2011, we increased our ownership of ProLogis European Properties
(“PEPR”), through open market purchases and a mandatory tender offer. Pursuant to the tender offer and open-market purchases made during the tender period, we acquired additional ordinary units and convertible preferred units of PEPR. After completion of the tender offer, we began consolidating
PEPR. Subsequently, in connection with the liquidation of PEPR, we have acquired all of the assets and liabilities of PEPR during the third quarter of 2012.
During the first quarter of 2012, we acquired our partner’s 63% interest in and now own 100% of
Prologis North American Industrial Fund II. We also acquired our share of the assets and liabilities in
Prologis California. These two transactions increased our real estate by $2.1 billion and debt by $1.0 billion.
initial purchase price; the effects of marking assumed debt to market; if applicable, all due diligence and lease intangibles; and estimated acquisition capital expenditures including leasing costs to achieve stabilization.
liquidity. We calculate Adjusted EBITDA beginning with consolidated net earnings (loss) and removing the affect of interest, income taxes, depreciation and amortization, impairment charges, gains or losses from the acquisition or disposition of investments in real estate, gains or losses on early extinguishment of debt and derivative contracts (including cash charges), similar adjustments we make to our Adjusted FFO (see definition below), and other non-cash charges or gains (such as stock based compensation amortization and unrealized gains or losses on foreign currency and derivative activity), including our share of these items from unconsolidated entities.
We consider Adjusted EBITDA to provide investors relevant and useful information because it permits investors to view income from operations on an unleveraged basis before the effects of income tax, non-cash depreciation and amortization expense and other items (including stock-based compensation amortization and certain unrealized gains and losses), gains or losses from the acquisition or disposition of investments in real estate, items that affect comparability, and other significant non-cash items. We also included a pro forma adjustment in Adjusted EBITDA to reflect a full period of NOI on the operating properties we acquire in a significant transaction, such as the
Merger, PEPR acquisition, acquisition of our share of the assets from Prologis California and the acquisition of Prologis North American Industrial Fund II.  In addition, we excluded Merger,
Acquisition and Other Integration Expenses and costs associated with the natural disaster that occurred in first quarter 2011 in Japan. By excluding interest expense EBITDA allows investors to measure our operating performance independent of our capital structure and indebtedness and, therefore, allows for a more meaningful comparison of our operating performance to that of other companies, both in the real estate industry and in other industries. Gains and losses on the early extinguishment of debt generally included the costs of repurchasing debt securities. Although difficult to predict, these items may be recurring given the uncertainty of the current economic climate and its adverse effects on the real estate and financial markets. While not infrequent or unusual in nature, these items result from market fluctuations that can have inconsistent effects on our results of operations. The economics underlying these items reflect market and financing conditions in the short-term but can obscure our performance and the value of our long-term investment decisions and strategies.
We believe that Adjusted EBITDA helps investors to analyze our ability to meet interest payment obligations and to make quarterly preferred share dividends. We believe that investors should consider Adjusted EBITDA in conjunction with net earnings (the primary measure of our performance and the other required Generally Accepted Accounting Principles (“GAAP”) measures of our performance and liquidity, to improve their understanding of our operating results and liquidity, and to make more meaningful comparisons of our performance against other companies. By using Adjusted
EBITDA an investor is assessing the earnings generated by our operations, but not taking into account the eliminated expenses or gains incurred in connection with such operations.  As a result,
Adjusted EBITDA has limitations as an analytical tool and should be used in conjunction with our required GAAP presentations. Adjusted EBITDA does not reflect our historical cash expenditures or future cash requirements for working capital, capital expenditures distribution requirements or contractual commitments. Adjusted EBITDA, also does not reflect the cash required to make interest and principal payments on our outstanding debt.
While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, our computation of Adjusted EBITDA may not be comparable to EBITDA reported by other companies.
We compensate for the limitations of Adjusted EBITDA by providing investors with financial statements prepared according to GAAP, along with this detailed discussion of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to consolidated net earnings (loss), a GAAP measurement.
one operating property totaling 0.1 million square feet that met the criteria to be presented as held for related assets and liabilities for each property.
During 2012, we recorded a gain of $65.9 million on the disposition of 200 properties aggregating
27.2 million square feet to third parties. In addition, we recorded impairment charges of $30.6 million on properties that were disposed during 2012. During all of 2011, we disposed of land subject to ground leases and 94 properties aggregating 10.7 million square feet to third parties.
The operations of the properties held for sale and properties that were disposed of to third parties during a period, including the aggregate net gains or losses recognized upon their disposition, are presented as discontinued operations in our Consolidated Statements of Operations for all periods presented. The income attributable to these properties was as follows (in thousands):
sale. The amounts included in Assets Held for Sale include real estate investment balances and the
Acquisitions and Dispositions of Investments in Real Estate, Net. We have industrial properties that
Assets Held For Sale and Discontinued Operations. As of December 31, 2012, we had land and
Adjusted EBITDA. We use Adjusted EBITDA to measure both our operating performance and
Acquisition cost represents economic cost and not necessarily what is capitalized. It includes the

Copyright © 2013 Prologis
Supplemental 4Q 2012
-
Notes and Definitions

2012 2011 2012 2011
Rental income ……………………………………………………………
Rental expenses …………………………………………………………
Depreciation and amortization …………………………………..……..
Interest expense ………………………………………………..….……. (156)
held for sale $ 13,039
Income attributable to disposed properties and assets
Three Months
December 31,
Twelve Months
December 31,
$ 2,958 $ 27,632
$ 82,719
(1,791)
(4,344)
(27,478)
$ 9,249
(944)
(26,665)
$ 141,547
(51,035)
(1,217)
(38,657)
$ 41,236
(17,676)
(425)
(10,096)
Ended Ended
Assets Under Management
(“AUM”)
represents the estimated value of the real estate we own or
manage through our consolidated entities and unconsolidated entities. We calculate AUM by adding the noncontrolling
interests’
share of the estimated fair value of the real estate investment to our share of total market capitalization.
$ 50,638
Three Months Ended
December 31,
2012 2011 2012 2011
Net loss
$ (228,713) $ (45,459) $ (80,946)
Weighted average common shares outstanding
- Basic and Diluted (a)
460,447 458,383 459,895
Net loss per share - Basic and Diluted $ (0.50) $ (0.10) $(0.18)
FFO, as defined by Prologis
FFO, as defined by Prologis …………………………………………………… $ (88,199) $ 134,147 $ 552,435
Noncontrolling interest attributable to exchangeable limited partnership units …………………………………………………………………
FFO - Diluted, as defined by Prologis $ (88,199) $ 134,255 $ 552,662
Weighted average common shares outstanding - Basic (a) ……………… 460,447 458,383 459,895
Incremental weighted average effect of exchange of limited partnership units ……………………………………………………………………………..
-
3,361 3,238
Incremental weighted average effect of stock awards …………………….
1,258
2,173
Weighted average common shares outstanding
-
Diluted (a)
460,447 463,002 465,306
FFO per share - Diluted, as defined by Prologis $ (0.19) $ 0.29 $ 1.19
Core FFO
Core FFO ………………………………………………………………………… $ 195,816 $ 203,945 $ 813,863
Noncontrolling interest attributable to exchangeable limited partnership units …………………………………………………………………
(708) 108 227
Interest expense on convertible debt assumed converted …………….… 4,235 4,165 16,896
Core FFO - Diluted $ 199,343 $ 208,218 $ 830,986
Weighted average common shares outstanding
-
Basic ………………… 460,447 458,383 459,895
Incremental weighted average effect of exchange of limited partnership units ……………………………………………………………………………..
3,171 3,361 3,238
Incremental weighted average effect of stock awards ……………………. 2,195 1,258 2,173
Incremental weighted average effect of exchange of certain
exchangeable debt ……………………………………………………………... 11,879 11,879 11,879
Weighted average common shares outstanding
-
Diluted
477,692 474,881 477,185
Core FFO per share - Diluted $ 0.42 $ 0.44 $ 1.74
$ (188,110)
370,534
$ (0.51)
$ 411,688
$ 411,977
370,534
2,095
1,452
374,081
$ 1.10
370,534
289
16,824
$ 611,030
2,095
1,452
11,879
385,960
$ 1.58
108 227 289
-
Committed Equity/Investment
acquired through the use of the equity commitments from our property fund or co-investment venture partners, plus our funding obligations and estimated debt capitalization.
FFO, as defined by Prologis; Core FFO; AFFO (collectively referred to as “FFO”).
FFO is a non-GAAP measure that is commonly used in the real estate industry. The most directly comparable GAAP measure to FFO is net earnings. Although the National Association of Real
Estate Investment Trusts (“NAREIT”) has published a definition of FFO, modifications to the
NAREIT calculation of FFO are common among REITs, as companies seek to provide financial measures that meaningfully reflect their business.
Debt Metrics. See below for the detailed calculations for the three months ended for the respective period (
dollars in thousands
Three Months Ended
Dec. 31 Sept. 30
2012 2012
Debt as a % of gross real estate assets:
Total debt - at par……………………………………………………………………………. $ $ 14,312,247
Less: cash and cash equivalents ………………………………………………..……… (100,810) (158,188)
Total debt, net of cash …………………………………………………………………….. $ 13,399,271 $
Gross real estate assets …………………………………………………………………..
$ 30,543,666 $
43.9% 44.7%
Secured debt as a % of gross real estate assets:
Secured debt - at par ……………………………………….……………………………. $ $ 6,169,183
Gross real estate assets ………………………………………………………………….. $ 30,543,666 $
Secured debt as a % of gross real estate assets 18.3% 19.5%
Unencumbered gross real estate assets to unsecured debt:
Unencumbered gross real estate assets ………………………………………………… $ $ 18,489,287
Unsecured debt - at par ….………………………………………………………..……... $ 7,909,352 $ 8,143,064
Unencumbered gross real
estate assets to unsecured debt
234.6% 227.1%
Adjusted EBITDA, including NOI  from disposed properties…………………………
$ 381,958 $ 394,746
Interest expense……………………………………………………………………………….
$
123,623 $ 123,161
Amortization and write-off of deferred loan costs …………………..………………….. (3,748) (3,902)
Amortization of debt premium (discount), net …………………….……………………… 10,273 9,925
Capitalized interest …………………………………………………….…….……………… 13,343 13,488
Preferred stock dividends ……………………………………………………….…………. 10,305 10,305
Our share of fixed charges from unconsolidated entities ………….…..….…………… 21,552
Total fixed charges ………….………………………………………………………….…. $ 174,929 $ 174,529
Fixed charge coverage ratio 2.18x 2.26x
Debt to Adjusted EBITDA:
Total debt, net of cash ………………………………………………………………….…. $ $ 14,154,059
Adjusted EBITDA-annualized…………………………………………………………….. $ 1,507,760 $ 1,573,484
8.89x 9.00x
-
18,556,566
Debt to Adjusted EBITDA ratio
5,590,729
31,699,291
13,500,081
14,154,059
31,699,291
13,399,271
21,133
Debt as a % of gross real estate assets
Committed Equity/Investment
):
is our estimate of the gross real estate, which could be
NOI from disposed properties……………………………………….……………………
Adjusted EBITDA…………………………………………………………………………… 376,940 393,371
5,018 1,375
Fixed Charge Coverage  ratio:
$ 593,917
$ $
In periods with a net  loss, the inclusion of any incremental shares is anti-dilutive, and therefore, both basic and diluted shares are the same.
(a)
December 30,
Twelve Months Ended
Net loss
Calculation of Per Share Amounts
is as follows (in thousands, except per share amounts):

Copyright © 2013 Prologis
Supplemental 4Q 2012
Notes and Definitions

FFO, as defined by Prologis, are subject to significant fluctuations from period to period
FFO is not meant to represent a comprehensive system of financial reporting and does not present, nor do we intend it to present, a complete picture of our financial condition and operating performance. We believe net earnings computed under GAAP remains the primary measure of performance and that FFO is only meaningful when it is used in conjunction with net earnings computed under GAAP. Further, we believe our consolidated financial statements, prepared in accordance with GAAP, provide the most meaningful picture of our financial condition and our operating performance.
NAREIT’s FFO measure adjusts net earnings computed under GAAP to exclude historical cost depreciation and gains and losses from the sales, along with impairment charges, of previously depreciated properties. We agree that these NAREIT adjustments are useful to investors for the following reasons:
(i) historical cost accounting for real estate assets in accordance with GAAP assumes, through depreciation charges, that the value of real estate assets diminishes predictably over time.
NAREIT stated in its White Paper on FFO “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” Consequently, NAREIT’s definition of FFO reflects the fact that real estate, as an asset class, generally appreciates over time and depreciation charges required by GAAP do not reflect the underlying economic realities.
(ii) REITs were created as a legal form of organization in order to encourage public ownership of real estate as an asset class through investment in firms that were in the business of long-term ownership and management of real estate. The exclusion, in NAREIT’s definition of FFO, of gains and losses from the sales, along with impairment charges, of previously depreciated operating real estate assets allows investors and analysts to readily identify the operating results of the long-term assets that form the core of a REIT’s activity and assists in comparing those operating results between periods. We include the gains and losses from dispositions and impairment charges of land and development properties, as well as our proportionate share of the gains and losses from dispositions and impairment charges recognized by our unconsolidated entities, in our definition of FFO.
Our FFO Measures
At the same time that NAREIT created and defined its FFO measure for the REIT industry, it also recognized that “management of each of its member companies has the responsibility and authority to publish financial information that it regards as useful to the financial community.” We believe stockholders, potential investors and financial analysts who review our operating results are best served by a defined FFO measure that includes other adjustments to net earnings computed under
GAAP in addition to those included in the NAREIT defined measure of FFO.  Our FFO measures are used by management in analyzing our business and the performance of our properties and we believe that it is important that stockholders, potential investors and financial analysts understand the measures management uses.
We use these FFO measures, including by segment and region, to: (i) evaluate our performance and the performance of our properties in comparison to expected results and results of previous periods, relative to resource allocation decisions; (ii) evaluate the performance of our management;
(iii) budget and forecast future results to assist in the allocation of resources; (iv) assess our performance as compared to similar real estate companies and the industry in general; and (v)
evaluate how a specific potential investment will impact our future results. Because we make decisions with regard to our performance with a long-term outlook, we believe it is appropriate to remove the effects of short-term items that we do not expect to affect the underlying long-term performance of the properties. The long-term performance of our properties is principally driven by rental income. While not infrequent or unusual, these additional items we exclude in calculating that cause both positive and negative short-term effects on our results of operations in inconsistent and unpredictable directions that are not relevant to our long-term outlook.
We use our FFO measures as supplemental financial measures of operating performance. We do not use our FFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as indicators of our operating performance, as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs.
FFO, as defined by Prologis
To arrive at FFO, as defined by Prologis, we adjust the NAREIT defined FFO measure to exclude:
(i) deferred income tax benefits and deferred income tax expenses recognized by our subsidiaries;
(ii) current income tax expense related to acquired tax liabilities that were recorded as deferred tax liabilities in an acquisition, to the extent the expense is offset with a deferred income tax benefit in GAAP earnings that is excluded from our defined FFO measure;
(iii) foreign currency exchange gains and losses resulting from debt transactions between us and our foreign consolidated subsidiaries and our foreign unconsolidated entities;
(iv) foreign currency exchange gains and losses from the remeasurement (based on current foreign currency exchange rates) of certain third party debt of our foreign consolidated subsidiaries and our foreign unconsolidated entities; and
(v) mark-to-market adjustments associated with derivative financial instruments.
We calculate FFO, as defined by Prologis for our unconsolidated entities on the same basis as we calculate our FFO, as defined by Prologis.
We believe investors are best served if the information that is made available to them allows them to align their analysis and evaluation of our operating results along the same lines that our management uses in planning and executing our business strategy.
Core FFO
In addition to FFO, as defined by Prologis, we also use Core FFO. To arrive at Core FFO, we adjust FFO, as defined by Prologis, to exclude the following recurring and non-recurring items that we recognized directly or our share recognized by our unconsolidated entities to the extent they are included in FFO, as defined by Prologis:
(i) gains or losses from acquisition, contribution or sale of land or development properties;
(ii) income tax expense related to the sale of investments in real estate;
(iii) impairment charges recognized related to our investments in  real estate (either directly or through our investments in unconsolidated entities) generally as a result of our change in intent to contribute or sell these properties;
(iv) impairment charges of goodwill and other assets;
(v) gains or losses from the early extinguishment of debt;
(vi) merger, acquisition and other integration expenses; and
(vii) expenses related to natural disasters.
We believe it is appropriate to further adjust our FFO, as defined by Prologis for certain recurring items as they were driven by transactional activity and factors relating to the financial and real estate markets,  rather than factors specific to the on-going operating performance of our properties or investments. The impairment charges we recognized were primarily based on valuations of real estate, which had declined due to market conditions, that we no longer expected to hold for long-
term investment. We currently have and have had over the past several years a stated priority to strengthen our financial position. We expect to accomplish this by reducing our debt, our investment in certain low yielding assets, such as land that we decide not to develop and our exposure to foreign currency exchange fluctuations. As a result, we have sold to third parties or contributed to unconsolidated entities real estate properties that, depending on market conditions, might result in a gain or loss. The impairment charges related to goodwill and other assets that we have recognized were similarly caused by the decline in the real estate markets. Also in connection with our stated priority to reduce debt and extend debt maturities, we have purchased portions of

Copyright © 2013 Prologis
Supplemental 4Q 2012
Notes and Definitions

   Gains or losses from property acquisitions and dispositions or impairment charges related to expected dispositions represent changes in the value of the properties. By excluding these gains and losses, FFO does not capture realized changes in the value of acquired or disposed properties arising from changes in market conditions.
  The deferred income tax benefits and expenses that are excluded from our defined FFO measures result from the creation of a deferred income tax asset or liability that may have to be settled at some future point. Our defined FFO measures do not currently reflect any income or expense that may result from such settlement.
  The foreign currency exchange gains and losses that are excluded from our defined FFO measures are generally recognized based on movements in foreign currency exchange rates through a specific point in time. The ultimate settlement of our foreign currency-denominated net assets is indefinite as to timing and amount. Our FFO measures are limited in that they do not reflect the current period changes in these net assets that result from periodic foreign currency exchange rate movements.
  The impairment charges of goodwill and other assets that we exclude from Core FFO, have been or may be realized as a loss in the future upon the ultimate disposition of the related investments or other assets through the form of lower cash proceeds.
The gains and losses on extinguishment of debt that we exclude from our Core FFO, may provide a benefit or cost to us as we may be settling our debt at less or more than our future obligation.
  The Merger, acquisition and other integration expenses and the natural disaster expenses that we exclude from Core FFO are costs that we have incurred.
We compensate for these limitations by using our FFO measures only in conjunction with net earnings computed under GAAP when making our decisions. To assist investors in compensating for these limitations, we reconcile our defined FFO measures to our net earnings computed under
GAAP. This information should be read with our complete financial statements prepared under
GAAP.
Fixed Charge Coverage is defined as Adjusted EBITDA divided by total fixed charges. Fixed
Charges consist of net interest expense adjusted for amortization of finance costs and debt discount
(premium), capitalized interest, and preferred stock dividends. Prologis uses fixed charge coverage to measure its liquidity. Prologis believes that the fixed charge coverage is relevant and useful to investors because it allows fixed income investors to measure Prologis’ ability to meet its interest payments on outstanding debt, make distributions to its preferred unitholders and pay dividends to its preferred stockholders. Prologis’ computation of fixed charge coverage is not calculated in accordance with applicable SEC rules and may not be comparable to fixed charge coverage reported by other companies.
comprise the largest, most liquid markets benefiting from demand tied to global trade. These markets are defined by large population centers with high consumption per capita and typically feature major seaports, airports, and other transportation infrastructure tied to global trade.
While initial returns might be lower, global markets tend to outperform overall markets in terms of growth and total return.
Global Markets
Gross G&A expense .............................................................
Reported as rental expense ................................................
Reported as private capital expenses ................................
Capitalized amounts .............................................................
Net G&A
Three Months Ended Twelve Months Ended
December 31, December 31,
2012 2011 2012 2011
$ 105,949 89,259 $ 394,845 $
332,632
(9,517) (7,484) (35,954) (24,741)
(16,134) (15,734) (63,820) (54,962)
$
(19,690) (15,244) (67,003) (57,768)
$ 50,797 $ 228,068 $ $ 195,161
60,608
We analyze our operating performance primarily by the rental income of our real estate and the revenue driven by our private capital business, net of operating, administrative and financing expenses. This income stream is not directly impacted by fluctuations in the market value of our investments in real estate or debt securities.  As a result, although these items have had a material impact on our operations and are reflected in our financial statements, the removal of the effects of these items allows us to better understand the core operating performance of our properties over the long-term.
We use Core FFO, including by segment and region, to: (i) evaluate our performance and the performance of our properties in comparison to expected results and results of previous periods, relative to resource allocation decisions; (ii) evaluate the performance of our management; (iii)
budget and forecast future results to assist in the allocation of resources; (iv) provide guidance to the financial markets to understand our expected operating performance; (v) assess our operating performance as compared  to similar real estate companies and the industry in general; and (vi)
evaluate how a specific potential investment will impact our future results. Because we make decisions with regard to our performance with a long-term outlook, we believe it is appropriate to remove the effects of items that we do not expect to affect the underlying long-term performance of the properties we own. As noted above, we believe the long-term performance of our properties is principally driven by rental income. We believe investors are best served if the information that is made available to them allows them to align their analysis and evaluation of our operating results along the same lines that our management uses in planning and executing our business strategy.
AFFO
To arrive at AFFO, we adjust Core FFO  to further exclude; (i) straight-line rents; (ii) amortization of above- and below-market lease intangibles; (iii) recurring capital expenditures; (iv) amortization of management contracts; (v) amortization of debt premiums and discounts, net of amounts capitalized, and; (vi) stock compensation expense.
We believe AFFO provides a meaningful indicator of our ability to fund cash needs, including cash distributions to our stockholders.
Limitations on Use of our FFO Measures
While we believe our defined FFO measures are important supplemental measures, neither
NAREIT’s nor our measures of FFO should be used alone because they exclude significant economic components of net earnings computed under GAAP and are, therefore, limited as an analytical tool. Accordingly, they are two of many measures we use when analyzing our business.
Some of these limitations are:
The current income tax expenses that are excluded from our defined FFO measures represent the taxes that are payable.
Depreciation and amortization of real estate assets are economic costs that are excluded from
FFO. FFO is limited, as it does not reflect the cash requirements that may be necessary for future replacements of the real estate assets. Further, the amortization of capital expenditures and leasing costs necessary to maintain the operating performance of industrial properties are not reflected in FFO.
our debt securities. As a result, we recognized net gains or losses on the early extinguishment of certain debt due to the financial market conditions at that time.
We have also adjusted for some non-recurring items. The merger, acquisition and other integration expenses include costs we incurred in 2011 and 2012 associated with the Merger and PEPR
Acquisition and the integration of our systems and processes. We have not adjusted for the acquisition costs that we have incurred as a result of routine acquisitions but only the costs associated with significant business combinations that we would expect to be infrequent in nature.
Similarly, the expenses related to the natural disaster in Japan that we recognized in 2011 are a rare occurrence but we may incur similar expenses again in the future.
General and Administrative Expenses (“G&A”) consisted of the following (in thousands):

Copyright © 2013 Prologis
Supplemental 4Q 2012
Notes and Definitions

Three Months Ended Twelve Months Ended
Gross interest expense .........................................................
Amortization of discount (premium), net ............................
Amortization of deferred loan costs ...................................
Interest expense before capitalization  ...............................
Capitalized amounts ..........................................................
Net interest expense
Termination, severance and transitional employee costs .......
Professional fees .........................................................................
Office closure, travel and other costs ........................................
Total
2012 2011 2012 2011
$ 143,491 144,512 $ 580,787 $ 500,019
(10,273) (5,682) (36,687) 228
3,748 4,316 16,781 20,476
136,966 143,146 560,881 520,723
(13,343) (14,091) (53,397) (52,651)
$ 123,623 $ 129,055 $ 507,484 $ 468,072
$
Three Months Ended Nine Months Ended
December 31, December 31,
2012 2011 2012 2011
$ 19,989 $ 13,001 $ 54,283 $ 58,445
4,927 4,069 17,599 46,467
3,187 1,702 8,794 24,714
- - - 10,869
$ 28,103 $ 18,772 $ 80,676 $ 140,495
December 31, December 31,
is defined as the total number of outstanding shares of our common stock and common limited partnership units multiplied by the closing price per share of our common stock at period end.
     In connection with the Merger, we have
incurred significant transaction, integration, and transitional costs. These costs include investment banker advisory fees; legal, tax, accounting and valuation fees; termination and severance costs
(both cash and stock based compensation awards) for terminated and transitional employees; non-
capitalized system conversion costs; and other integration costs. These costs are expensed as incurred, and we believe that majority of these costs have been realized. Certain of these costs were obligations of AMB and expensed prior to the closing of the Merger by AMB. At the time of the Merger, we terminated our existing credit facilities and wrote-off the remaining unamortized deferred loan costs associated with such facilities, which is included as a merger expense. In addition, we have included costs associated with the acquisition of a controlling interest in PEPR in
2011, the liquidation of PEPR in 2012, as well as some costs associated with restructuring the finance organization in Europe. The following is a breakdown of Merger, Acquisition and Other
Integration costs incurred (in thousands):
Interest Expense consisted of the following (in thousands):
Net Asset Value (“NAV”).
We consider NAV to be a useful supplemental measure of our operating performance because it enables both management and investors to estimate the fair value of our business. The assessment of the fair value of a particular segment of our business is subjective in that it involves estimates and can be calculated using various methods. Therefore, in this supplemental report, we have presented the financial results and investments related to our business segments that we believe are important in calculating our NAV but have not presented any specific methodology nor provided any guidance on the assumptions or estimates that should be used in the calculation.
The components of NAV do not consider the potential changes in rental and fee income streams or the franchise value associated with our global operating platform, private capital platform, or development platform.
Net Gains on Acquisitions and Dispositions of Investments in Real Estate includes the gains we recognized from the acquisition of our share of the real estate properties in two of our unconsolidated co-investment ventures, one in the first quarter of 2012 and one in the fourth quarter of 2012.
Net Operating Income (“NOI”) represents rental income less rental expenses.
Market Equity
Merger, Acquisition and Other Integration Expenses.
Write-off of deferred loan costs .................................................
Operating Portfolio includes stabilized operating industrial properties we own or that we manage and are owned by an unconsolidated investee accounted for by the equity method of accounting.
Operating Segments – Real Estate Operations represents the direct long-term ownership of industrial properties, including land and the development of properties.
Operating Segments – Private Capital represents the management of unconsolidated co-
investment ventures and other joint ventures and the properties they own.
Pre-stabilized Development represents properties that are complete but have not yet reached
Stabilization.
Private Capital NOI represents private capital revenue less private capital expenditures.
Pro forma Adjusted Cash NOI for the properties in our operating portfolio reflects the NOI for a full quarter of operating properties that were acquired, contributed or stabilized during the quarter. Pro forma NOI for the properties in our development portfolio is based on current total expected investment and an estimated stabilized yield.
A reconciliation of our rental income and rental expenses, computed under GAAP, to adjusted net operating income (NOI) for the operating portfolio for purposes of the Net Asset Value calculation is as follows:
Calculation of Adjusted Cash NOI (in thousands):
Rental income
Rental expenses
NOI
Net termination fees and adjustments (a)
Less: Actual NOI for development portfolio and other
Less: NOI on contributed properties (b)
Straight-lined rents (c)
Fourth quarter adjusted cash NOI
$
(131,696)
350,047
$ 481,743
(12,373)
(11,058)
(225)
(4,360)
334,404
349,101
……………………………………………………………………………………………………….
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Adjusted NOI for operating portfolio owned at December 31, 2012
Free rent (c)…………………………………………………………………………………………………………….
16,767
Amortization of lease intangibles (c)
10,303
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Regional Markets, similar to global markets, also benefit from large-population centers and demand. They are located at key crossroads in the supply chain and/or near economic centers for leading national or global industries. Our assets reflect the highest quality class-A product in that market and are often less supply-
constrained and focus on delivering bulk goods to customers.

(a)
Net termination fees generally represent the gross fee negotiated at the time a customer is allowed to terminate its lease agreement offset by that customer's rent leveling asset or liability, if any, that has been previously recognized under GAAP.  Removing the net termination fees from rental income allows for the calculation of pro forma NOI to include only rental income that is indicative of the property's recurring operating performance.
(b)
The actual NOI for properties that were contributed and not part of discontinued operations during the three-
month period is removed.

(c)
Straight-lined rents, adjusted for free rent amounts, and amortization of above and below market leases are removed from rental income computed under GAAP for the operating portfolio to allow for the calculation of a cash yield.

Copyright © 2013 Prologis
Supplemental 4Q 2012
Notes and Definitions

Rental Income
includes the following (in thousands):
Three Months Ended Twelve Months Ended
December 31, December 31,
2012 2011 2012 2011
Rental income
Amortization of lease intangibles
Rental expense recoveries
Straight-lined rents
$ 481,743
15,138
94,444
(10,173)
$ 382,334 $
$
327,483
(8,720)
82,505
13,958
415,226
$ 1,474,595
(39,587)
374,022
60,194
$ 1,869,224
$ 1,002,364
(22,009)
264,202
50,315
$ 1,294,872
Same Store. We evaluate the operating performance of the industrial operating properties we own and manage using a “same store” analysis because the population of properties in this analysis is consistent from period to period, thereby eliminating the effects of changes in the composition of the portfolio on performance measures. We include all consolidated properties, and properties owned by property funds and joint ventures that are managed by us and in which we have an equity interest (referred to as “unconsolidated entities”), in our same  store analysis. We have defined the same store portfolio, for the quarter ended
December 31, 2012, as those operating properties in operation at January 1, 2011 that were in operation throughout the full periods in both 2011 and 2012 either by Prologis or AMB or their unconsolidated entities.
We have removed all properties that were disposed of to a third party from the population for both periods.
We believe the factors that impact rental income, rental expenses and net operating income in the same store portfolio are generally the same as for the total operating portfolio. In order to derive an appropriate measure of period-to-period operating performance, we remove the effects of foreign currency exchange rate movements by using the current exchange rate to translate from local currency into U.S. dollars, for both periods, to derive the same store results.
Same Store Average Occupancy represents the average occupied percentage for the period.
Same Store Rental Expense represents gross property operating expenses. In computing the percentage change in rental expenses for the same store analysis, rental expenses include property management expenses for our direct owned properties based on the property management fee that has been computed as provided in the individual agreements under which our wholly owned management companies provide property management services to each property (generally, the fee is based on a percentage of revenues).
Same Store Change in Rental Rate represents the change in effective rental rates (average rate over the lease term) on new leases signed during the period as compared with the previous effective rental rates in that same space.
Same Store Rental Income includes the amount of rental expenses that are recovered from customers under the terms of their respective lease agreements. In computing the percentage change in rental income for the same store analysis, rental income (as computed under GAAP) is adjusted to remove the net termination fees recognized for each period. Removing the net termination fees for the same store calculation allows us to evaluate the growth or decline in each property's rental income without regard to items that are not indicative of the property's recurring operating performance.
Stabilization is defined when a property that was developed has been completed for one year or is 90%
occupied. Upon stabilization, a property is moved into our operating portfolio.
Tenant Retention is the square footage of all leases rented by existing tenants divided by the square footage of all expiring and rented leases during the reporting period, excluding the square footage of tenants that default or buy-out prior to expiration of their lease, short-term tenants and the square footage of month-to-
month leases.
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Total Estimated Investment
(“TEI”)
represents total estimated cost of development or
expansion, including land, development and leasing costs. TEI is based on current projections and is subject to change. Non-U.S. dollar investments are translated to U.S. dollars using the exchange rate at period end or the date of development start for purposes of calculating development starts in any period.
Total Market Capitalization is defined as market equity plus our share of total debt and preferred stock.
Turnover Costs represent the costs incurred in connection with the signing of a lease, including leasing commissions and tenant improvements.  Tenant improvements include costs to prepare a space for a new tenant and for a lease renewal with the same tenant. It excludes costs to prepare a space that is being leased for the first time (i.e. in a new development property).
Value-Added Acquisitions
(“VAA”)
are properties which Prologis acquires as part of
management’s current belief that the discount in pricing attributed to the operating challenges of the property could provide greater returns, once stabilized, than the returns of stabilized properties, which are not value added acquisitions. Value Added Acquisitions must have one or more of the following characteristics: (i) existing vacancy in excess of 20%; (ii) short-term lease roll-over, typically during the first two years of ownership; (iii) significant capital improvement requirements in excess of 10% of the purchase price and must be invested within the first two years of ownership
Value-Added Conversions
(“VAC”)
represent the repurposing of industrial properties to a higher and better use, including office, residential, retail, research and development, data center, self storage or manufacturing with the intent to ultimately sell the property once repositioned.  Activities required to prepare the property for conversion to a higher and better use may include such activities as re-zoning, re-designing, re-constructing, and re-tenanting. The economic gain on sales of value added conversions represents the amount by which the sales proceeds exceed our original cost in dollars and percentages.
Value Creation represents the value that will be created through our development and leasing activities at stabilization. We calculate value by estimating the NOI that the property will generate at
Stabilization and applying an estimated stabilized cap rate applicable to that property. The value creation is calculated as the amount by which the estimated value exceeds our total expected investment and does not include any fees or promotes we may earn.
Weighted Average Estimated Stabilized Yield is calculated as NOI adjusted  to reflect stabilized occupancy divided by Acquisition Cost or TEI, as applicable.